UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

Generex Biotechnology Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENEREX BIOTECHNOLOGY CORPORATION
33 Harbour Square
Suite 202
Toronto, Ontario, Canada M5J 2G2

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, JULY 30, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Generex Biotechnology Corporation ("Generex") that will be held on Thursday, July 30, 2009, at 10:00 a.m. (local time), at the Terrence Donnelly Centre for Cellular and Biomolecular Research, University of Toronto, 160 College Street, Toronto, Ontario, Canada M5S 3E1, for the following purposes, as set forth in the accompanying Proxy Statement:

1.	To elect five directors;

2.	To approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 500,000,000 to 750,000,000;

3.	To approve an amendment to the Generex Biotechnology Corporation 2006 Stock Plan and to approve the 2006 Stock Plan, as amended;

4.
To authorize the Board of Directors, in the three-month period commencing with the date of the annual meeting, to issue, without prior stockholder approval, in connection with capital raising transactions up to 50,000,000 shares of common stock, including options, warrants, securities or other rights convertible into common stock, in the aggregate, in excess of the number of shares that NASDAQ Listing Rule 5635(d)(2) permits us to issue in such transactions without prior stockholder approval, the issuance of such 50,000,000 shares to be upon such terms as the Board of Directors shall deem to be in our best interests, for a price of not less than 70% of the market price at the time of such issuance and for an aggregate consideration not to exceed $20,000,000, which such authorization shall include shares of common stock issued by us at or above market price prior to the date of the annual meeting in the event The NASDAQ Stock Market, Inc. integrates (i) a new below market issuance by us within the three-month period commencing on the date of the annual meeting with (ii) the prior issuance;

5.	To ratify the appointment of MSCM LLP as independent public accountants for the fiscal year ending July 31, 2009; and

6.	To transact such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

The Board of Directors has established the close of business on June 9, 2009, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.  Generex is complying with the Securities and Exchange Commission rule that permits us to furnish proxy materials to stockholders on the Internet. This Notice and the Proxy Statement are being made available to stockholders on or about June 19, 2009.

Your vote is very important. Whether or not you plan to attend the 2009 annual meeting of stockholders, we urge you to vote and to submit your proxy over the Internet, by telephone or by mail. If you are a registered stockholder and attend the meeting, you may revoke the proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy.

By order of the Board of Directors,

/s/ Rose C. Perri

Rose C. Perri
Secretary

June 18, 2009

GENEREX BIOTECHNOLOGY CORPORATION
33 Harbour Square
Suite 202
Toronto, Ontario, Canada M5J 2G2

PROXY STATEMENT

TABLE OF CONTENTS

Page

About the 2009 Annual Meeting and Voting at the Meeting	1
Election of Directors (Item 1 on the Proxy Card)	5
Independence and Compensation of Directors	7
Director Independence	7
Non-Employee Directors’ Compensation	7
Corporate Governance	8
Code of Ethics	8
Board Meetings and Committees; Annual Meeting Attendance	8
Audit Committee	8
Compensation Committee	9
Corporate Governance and Nominating Committee	9
Director Nominations by Stockholders	10
Communications with Directors	10
Approval of an Amendment of the Certificate of Incorporation to Increase the Number of Shares of Common Stock that Generex is Authorized to Issue (Item 2 on the Proxy Card)	10
Approval of an Amendment to the Generex Biotechnology Corporation 2006 Stock Plan and Approval of the Plan, as Amended (Item 3 on the Proxy Card)	13
Approval of the Potential Issuance and Sale of Equity Securities at Prices Below the Then Current Market Price in Potential Capital Raising Transactions (Item 4 on the Proxy Card)	20
Ratification of the Appointment of MSCM LLP as Generex’s Independent Public Accountants for Fiscal Year 2009 (Item 5 on the Proxy Card)	24
Audit Matters	25
Fees Paid to Generex’s Independent Public Accountants	25
Policy for Pre-Approval of Audit and Non-Audit Services	25
Report of the Audit Committee	26
Compensation Matters	27
Compensation Discussion & Analysis	27
Compensation Committee Report	32
Executive Compensation Tables	32
Other Benefit Plans	37
Employment Agreements	38
Potential Payments upon Termination or Change in Control	40
Certain Transactions	43
Change in Control	43
Certain Relationships and Related Transactions	43
Security Ownership of Certain Beneficial Owners and Management	44
Equity Compensation Plan Information	46
Section 16(a) Beneficial Ownership Reporting Compliance	48
Other Information	48
Annual Report.	48
Stockholder Proposals for the Next Annual Meeting	48
Appendix A – Form of Amendment of Amended and Restated Certificate of Incorporation	A-1
Appendix B – Form of Amended and Restated Generex Biotechnology Corporation 2006 Stock Plan	B-1

i

ABOUT THE 2009 ANNUAL MEETING AND VOTING AT THE MEETING

Why am I being furnished this Proxy Statement?

This Proxy Statement is provided to the stockholders of Generex in connection with the solicitation by our Board of Directors of proxies for use at our annual meeting of stockholders to be held on Thursday, July 30, 2009 at 10:00 a.m. (local time), at the Terrence Donnelly Centre for Cellular and Biomolecular Research, University of Toronto, 160 College Street, Toronto, Ontario, Canada M5S 3E1, and any adjournments or postponements thereof.  Generex’s Annual Report to Stockholders in respect of the fiscal year of Generex ended July 31, 2008, including financial statements, accompanies this Notice and Proxy Statement, but is not incorporated as part of the Proxy Statement and is not to be regarded as part of the proxy solicitation material.

What are the items of business for the meeting?

The items of business for the meeting are as follows:

•	To elect five directors;
•	To approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 500,000,000 to 750,000,000;
•	To approve an amendment to the Generex Biotechnology Corporation 2006 Stock Plan and to approve the 2006 Stock Plan, as amended;
•
To authorize the Board of Directors, in the three-month period commencing with the date of the annual meeting, to issue, without prior stockholder approval, in connection with capital raising transactions up to 50,000,000 shares of common stock, including options, warrants, securities or other rights convertible into common stock, in the aggregate, in excess of the number of shares that NASDAQ Listing Rule 5635(d)(2) permits us to issue in such transactions without prior stockholder approval, the issuance of such 50,000,000 shares to be upon such terms as the Board of Directors shall deem to be in our best interests, for a price of not less than 70% of the market price at the time of such issuance and for an aggregate consideration not to exceed $20,000,000, which such authorization shall include shares of common stock issued by us at or above market price prior to the date of the annual meeting in the event The NASDAQ Stock Market, Inc. integrates (i) a new below market issuance by us within the three-month period commencing on the date of the annual meeting with (ii) the prior issuance;

•	To ratify the appointment of MSCM LLP as our independent public accountants for the fiscal year ending July 31, 2009; and
•	To transact such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

Who is soliciting my proxy?

The Board of Directors is soliciting your proxy in order to provide you with an opportunity to vote on all matters scheduled to come before the meeting whether or not you attend the meeting in person.

What if I received in the mail a Notice of Internet Availability of Proxy Materials?

In accordance with rules adopted by the Securities and Exchange Commission (SEC), we are providing access to our proxy materials over the Internet. Accordingly, on or about June 19, 2009, we are mailing to our record and beneficial stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials over the Internet. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of our proxy materials by mail unless you request one. You may request a printed copy of our proxy materials for the 2009 annual meeting.  If you wish to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice of Internet Availability of Proxy Materials.

Who is entitled to vote?

You may vote if you owned shares of Generex’s common stock as of the close of business on June 9, 2009, which is the record date.  You are entitled to one vote for each share of common stock that you own.  As of June 9, 2009, we had 189,171,778 shares of common stock outstanding.

How do I vote before the meeting?

If you hold your shares in your own name as the stockholder of record, you have three options for voting and submitting your proxy before the meeting:

•	By Internet — We encourage you to vote and submit your proxy over the Internet at www.proxyvote.com.
•	By telephone — You may vote and submit your proxy by calling 1-800-690-6903.
•	By mail — If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.

If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares.  Certain of these institutions offer telephone and Internet voting.  Please refer to the information forwarded by your bank, broker or other nominee to see which options are available to you.

What shares can I vote?

You may vote all shares owned by you as of the close of business on June 9, 2009, the record date.  These shares include:

•	Shares held directly in your name as the stockholder of record; and
•
Shares of which you are the beneficial owner but not the stockholder of record (typically referred to as being held in “street name”).  These are shares that are held for you through a broker, trustee or other nominee such as a bank.

May I vote at the meeting?

You may vote your shares at the meeting if you attend in person.  If you hold your shares through an account with a bank or broker, you must obtain a legal proxy from the bank or broker in order to vote at the meeting.  Even if you plan to attend the meeting, we encourage you to vote your shares by proxy over the Internet, by telephone or by mail.

How do I revoke my proxy?

If you are the stockholder of record, you may revoke your proxy at any time before the polls close at the meeting.  You may change you vote by:

•	Signing another proxy card with a later date and returning it to us prior to the meeting.
•	Voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on July 29, 2009.
•	Voting at the meeting if you are the stockholder of record.
•	Voting at the meeting if you are the beneficial owner and have obtained a legal proxy from your bank or broker.

Our principal executive offices are located at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2, and our telephone number is (416) 364-2551.

What if I return my proxy card but do not provide voting instructions?

Proxy cards that are signed and returned but do not contain instructions will be voted as follows:

•	FOR the election of the nominees for director named on page 5 of this Proxy Statement.
•	FOR the approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 500,000,000 to 750,000,000.
•	FOR the approval of an amendment to the Generex Biotechnology Corporation 2006 Stock Plan and the approval of the 2006 Stock Plan, as amended.
•
FOR the authorization of the Board of Directors, in the three-month period commencing with the date of the annual meeting, to issue, without prior stockholder approval, in connection with capital raising transactions up to 50,000,000 shares of common stock, including options, warrants, securities or other rights convertible into common stock, in the aggregate, in excess of the number of shares that NASDAQ Listing Rule 5635(d)(2) permits us to issue in such transactions without prior stockholder approval, the issuance of such 50,000,000 shares to be upon such terms as the Board of Directors shall deem to be in our best interests, for a price of not less than 70% of the market price at the time of such issuance and for an aggregate consideration not to exceed $20,000,000, which such authorization shall include shares of common stock issued by us at or above market price prior to the date of the annual meeting in the event The NASDAQ Stock Market, Inc. integrates (i) a new below market issuance by us within the three-month period commencing on the date of the annual meeting with (ii) the prior issuance.

•	FOR the ratification of the appointment of MSCM LLP as our independent public accountants for the fiscal year ending July 31, 2009.
•	In accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or one proxy card?

Your shares are probably registered in more than one account.  You should vote all of your shares.  We encourage you to consolidate all of your accounts by registering them in the same name, social security number and address.  For assistance consolidating accounts where you are the stockholder of record, you may contact our transfer agent, StockTrans, at 1-800-733-1121.

Will my shares be voted if I do not provide my proxy?

If you are a registered stockholder and do not provide a proxy, you must attend the meeting in order to vote your shares.

If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form.  Banks and brokers have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters.  The election of directors and the ratification of the appointment of Generex’s independent registered public accounting firm are considered routine matters for which banks and brokers may vote without specific instructions from their customers.

May stockholders ask questions at the meeting?

Yes.  Generex representatives will answer stockholders’ questions of general interest at the end of the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of June 9, 2009 must be present in person or by proxy at the meeting.  This is referred to as a quorum.  Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail.  Shares voted by banks or brokers on behalf of beneficial owners are also counted as present at the meeting.  In addition, abstentions and broker non-votes will be counted for purposes of establishing a quorum with respect to any matter properly brought before the meeting.  Broker non-votes occur on a matter when a bank or broker is not permitted under applicable rules and regulations to vote on a matter without instruction from the beneficial owner of the underlying shares and no instruction has been given.

How many votes are needed for each proposal and how are the votes counted?

The five nominees for director receiving the highest number of “FOR” votes will be elected as directors.  This number is called a plurality.  Because directors are elected by a plurality, abstentions are not taken into account in determining the outcome of election of directors.

The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the meeting will be required:

•	to approve the amendment of the Restated Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue,
•	to approve the amendment to the Generex Biotechnology Corporation 2006 Stock Plan and approval of the 2006 Stock Plan, as amended,
•
to authorize the Board of Directors, in the three-month period commencing with the date of the annual meeting, to issue, without prior stockholder approval, in connection with capital raising transactions up to 50,000,000 shares of common stock, including options, warrants, securities or other rights convertible into common stock, in the aggregate, in excess of the number of shares that NASDAQ Listing Rule 5635(d)(2) permits us to issue in such transactions without prior stockholder approval, the issuance of such 50,000,000 shares to be upon such terms as the Board of Directors shall deem to be in our best interests, for a price of not less than 70% of the market price at the time of such issuance and for an aggregate consideration not to exceed $20,000,000, and

•	to ratify the appointment of MSCM LLP as our independent registered public accounting firm for the current fiscal year.

On these proposals, abstentions will be counted as negative votes in the tabulation of the votes cast by stockholders.  Broker non-votes will not be counted in the tabulation of the votes cast on the proposal but will be counted for purposes of establishing a quorum.

Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of a majority of the shares of commons stock present in person or by proxy at the meeting in order to be approved.  On any such proposal, abstentions will be counted as negative votes in the tabulation of the votes cast by stockholders.  Broker non-votes will not be counted in the tabulation of the votes cast on the proposal but will be counted for purposes of establishing a quorum.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is Generex aware of any other item of business that will be presented at the meeting?

The Board of Directors does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly brought before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Will Generex reimburse any expenses of banks, brokers, nominees and fiduciaries?

All costs and expenses of any solicitation, including the cost of preparing and mailing this Notice and Proxy Statement, will be borne by Generex. Certain directors, officers and regular employees of Generex may solicit proxies personally, or by telephone or otherwise, but such persons will not be compensated for such services. Arrangements will be made with brokerage firms, banks, fiduciaries, voting trustees or other nominees to forward the soliciting materials to each beneficial owner of stock held of record by them, and Generex will reimburse them for their expenses in doing so.

Will the directors be in attendance at the meeting?

We currently expect all of our director nominees to be in attendance at the 2009 annual meeting of stockholders.  It has been customary for our directors to attend our annual meetings of stockholders.  All of the director nominees attended the 2008 annual meeting of stockholders.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

How many directors will be elected at the meeting?

Five directors are to be elected at the annual meeting of stockholders.

What is the term of office for each director elected at the meeting?

All directors will be elected to hold office until the next annual meeting of stockholders following election and until their successors are duly elected and qualified.

Who are the nominees for election as directors?

The persons named below have been approved by our full Board of Directors as nominees for election as directors.  All nominees currently serve as our directors

Name	Age	Position Held with Generex	Director Since

Anna E. Gluskin	57	Chairperson, President, Chief Executive Officer and Director	September 1997

Rose C. Perri	41	Chief Operating Officer, Chief Financial Officer, Treasurer, Secretary and Director	September 1997

John P. Barratt	64	Independent Director	March 2003

Brian T. McGee	48	Independent Director	March 2004

Nola E. Masterson	61	Independent Director	May 2007

Biographical Information of Nominees for Directors:

Anna E. Gluskin: Director since September 1997. Ms. Gluskin has served as the President and Chief Executive Officer of Generex since October 1997 and the Chairperson of the Generex Board of Directors since November 2002. She held comparable positions with Generex Pharmaceuticals Inc. from its formation in 1995 until its acquisition by Generex in October 1997.

Rose C. Perri. Director since September 1997. Ms. Perri has served as Treasurer and Secretary of Generex since October 1997 and as Chief Operating Officer since August 1998. She served as Acting Chief Financial Officer from November 2002 until April 2005 when she was appointed Chief Financial Officer. She was an officer of Generex Pharmaceuticals Inc. from its formation in 1995 until its acquisition by Generex in October 1997.

John P. Barratt. Independent Director since March 2003. Mr. Barratt is currently the Chairman of the Generex Compensation Committee and a member of the Generex Audit Committee and Corporate Governance and Nominating Committee. From September 2008 to May 2009, Mr. Barratt served as interim Chief Financial Officer of Crystal Fountains Inc. and continues to serve on its Board of Advisors and has done so since 2006. Crystal Fountains Inc. is a private company specializing in international water features through both the design of the water features and the supply of component parts. From July 2006 to May 2009, Mr. Barratt served as the Board Liaison Officer of The Caldwell Partners International. From April 2005 to July 2006, Mr. Barratt served as Chief Operating Officer of The Caldwell Partners International. The Caldwell Partners International is a Canadian-based human capital professional services company. Mr. Barratt from January 2002 until February 2007 served as the court-appointed Responsible Person and Liquidation Manager of Beyond.com Corporation, Debtor-in-Possession, a U.S. Chapter 11 Bankruptcy case, in which capacity Mr. Barratt reported to the bankruptcy court and to the U.S. Trustee’s Office. From September 2000 to January 2002, Mr. Barratt acted in the capacity of Chief Operating Officer of Beyond.com Corporation, an electronic fulfillment provider. Between 1996 and 2000, Mr. Barratt was partner-in-residence with the Quorum Group of Companies, an international investment partnership specializing in providing debt and/or equity capital coupled with strategic direction to emerging technology companies. Between 1988 and 1995, Mr. Barratt held a number of positions with Coscan Development Corporation, a real estate development company, the last position of which was Executive Vice-President and Chief Operating Officer. Mr. Barratt currently serves on a number of Boards of Directors, including BAM Investments Corporation and BAM Split Corporation, and is a member of the Board of Directors and Chairman of the Risk Policy Committee of the Bank of China (Canada). Mr. Barratt also serves as Chairman of the Independent Review Committees of BAM Split Corp. and Brookfield Investment Funds Management Inc.

Brian T. McGee. Independent Director since March 2004. Mr. McGee is currently the Chairman of the Generex Audit Committee and a member of the Generex Compensation Committee and Corporate Governance and Nominating Committee. Mr. McGee has been a partner of Zeifmans LLP ("Zeifmans") since 1995. Mr. McGee began working at Zeifmans shortly after receiving a B.A. degree in Commerce from the University of Toronto in 1985. Zeifmans is a Chartered Accounting firm based in Toronto, Ontario. A significant element of Zeifmans’ business is public corporation accounting and auditing. Mr. McGee is a Chartered Accountant. Throughout his career, Mr. McGee has focused on, among other areas, public corporation accounting and auditing. In 1992, Mr. McGee completed courses focused on International Taxation and Corporation Reorganizations at the Canadian Institute of Chartered Accountants and in 2003, Mr. McGee completed corporate governance courses on compensation and audit committees at Harvard Business School. In April 2004 Mr. McGee received his CPA designation from The American Institute of Certified Public Accountants.

Nola E. Masterson. Independent Director since May 2007. Ms. Masterson is currently a Chairperson of the Generex Corporate Governance and Nominating Committee and a member of the Generex Audit Committee and Compensation Committee. Since 1982, she has been the chief executive officer of Science Futures Inc., an investment and advisory firm. Ms. Masterson is currently Managing Member and General Partner of Science Futures LLC, I, II and III, which are venture capital funds invested in life science funds and companies. She also serves as a Senior Advisor to TVM Techno Venture Management, an international venture capital company, and as a member of the Board of Directors of Repros Therapeutics Inc., a development stage biopharmaceutical company formerly known as Zonagen, Inc. (currently trading on The NASDAQ Global Market under the symbol “RPRX”). Ms. Masterson was the first biotechnology analyst on Wall Street, working with Drexel Burnham Lambert and Merrill Lynch, and is a co-founder of Sequenom, Inc., a genetic analysis company located in San Diego and Hamburg, Germany. She also started the BioTech Meeting in Laguna Nigel, CA, the annual Biopharmaceutical Conference in Europe, and was nominated to the 100 Irish American Business List in 2003. Ms. Masterson began her career at Ames Company, a division of Bayer, and spent eight years at Millipore Corporation in sales and sales management. Ms. Masterson has 31 years of experience in the life science industry. She received her Masters in Biological Sciences from George Washington University, and continued Ph.D. work at the University of Florida.

Are there any family relationships among Generex’s officers and directors?

There are no family relationships among our officers and directors.

What if a nominee is unable or unwilling to serve?

If, for any reason, any of the nominees shall become unavailable for election, the shares represented by proxies may be voted for any substitutes proposed by the Corporate Governance and Nominating Committee and approved by the Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

What if I return my proxy card but do not provide voting instructions with respect to the election of directors?

The individuals named in the accompanying proxy intend to vote all proxies received by them for the nominees listed above unless otherwise instructed.

What if I do not wish to vote for a particular nominee?

If you do not wish your shares to be voted for any of the nominees, you may so indicate.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the election of each of the five nominees named in this Proxy Statement to the Board of Directors.

Independence and Compensation of Directors
Director Independence

The Board of Directors currently consists of five members, three of whom are “independent” as defined under applicable rules of the SEC and The NASDAQ Stock Market LLC. The three independent members of the Board of Directors are John P. Barratt, Brian T. McGee and Nola E. Masterson. During fiscal year 2008 prior to the 2008 Annual Meeting of Stockholders, the Board of Directors consisted of seven members, four of whom were independent under such standards. The four independent directors who served during this period included Messrs. Barratt, McGee, Ms. Masterson and Peter Amanatides. Mr. Amanatides elected not to stand for re-election at the Annual Meeting of Stockholders held on May 27, 2008.

For a director to be considered independent, the Board must determine that the director has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In its determination of the independence of non-employee directors, the Board considered the relationships of Mr. Amanatides described under the heading “Certain Transactions” and the subheading “Certain Relationships and Related Transactions.”

All members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee must be independent directors under NASDAQ rules. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent.

Non-Employee Directors' Compensation

In the first three quarters of fiscal 2008, our policy for compensation of non-employee directors was as follows. Non-employee directors of Generex received cash compensation of $10,000 each fiscal quarter and were reimbursed for expenses incurred in connection with attendance at Board and committee meetings. At the discretion of the full Board, non-employee directors could receive stock options to purchase shares of our common stock or shares of restricted stock each fiscal year. The number and terms of such options or shares was within the discretion of the full Board. Typically, stock options or stock awards vested on the date of grant at an exercise price equal to the closing price of our common stock on the date of grant.

On May 6, 2008, in light of the substantial and unexpected tax consequences on non-employee directors in connection with prior restricted stock awards, the Board of Directors approved cash payments to the non-employee directors, excluding Mr. Amanatides, to offset the income tax liabilities incurred with respect to these awards as described in the 2008 Director Compensation Table below.

On May 6, 2008, the Board of Directors also amended its compensation policy for non-employee directors effective immediately following the May 27, 2008 Annual Meeting of Stockholders as follows.

•
Nonemployee directors receive an annual cash base retainer. Each nonemployee director serving on the Board of Directors as of May 27, 2008 is entitled to an annual cash retainer of $40,000. Each new nonemployee directors will initially receive a cash retainer of $20,000, increasing to $30,000 for the second year, and $40,000 thereafter.

•
At the discretion of the full Board of Directors, nonemployee directors may receive stock options to purchase shares of our common stock or shares of restricted stock each fiscal year. The number and terms of such options or shares is within the discretion of the full Board of Directors.

•	Nonemployee directors serving on committees of the Board of Directors receive additional cash compensation as follows:

Committee	Chairperson	Member
Audit Committee	$15,000	$5,000
Compensation Committee	$15,000	$5,000
Governance & Nominating Committee	$5,000	$2,000

Directors who are officers or employees of Generex do not receive separate consideration for their service on the Board of Directors. The compensation received by Ms. Gluskin, Ms. Perri and Dr. Bernstein as employees of Generex is shown in the Summary Compensation Table on page 33.

FY 2008 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards		Option Awards (1)	All Other Compensation (5)	Total
Peter G. Amanatides (2)	$33,333	$0		$0	$0	$33,333
John P. Barratt	$43,667	$0		$0	$244,218	$287,885
Nola E. Masterson (3)	$42,500	$151,000	(4)	$0	$131,349	$173,849
Brian T. McGee	$43,667	$0		$0	$244,218	$287,885

(1)
As of July 31, 2008, the aggregate number of stock options held by each non-employee director was as follows: Mr. Amanatides (100,000), Mr. Barratt (275,714) and Mr. McGee (205,714). As of July 31, 2008, the aggregate number of shares underlying stock awards granted to each non-employee director was as follows: Mr. Amanatides (150,000), Mr. Barratt (150,000), Ms. Masterson (100,000) and Mr. McGee (150,000).

(2)
Mr. Amanatides elected not to stand for re-election to the Board of Directors at the Annual Meeting of Stockholders held on May 27, 2008. Mr. Amanatides is the Senior Vice-President and Chief Operating Officer of PharmaLogika, Inc., a private consulting firm in the pharmaceuticals regulatory field to which we paid fees in fiscal year 2008 as described below under the heading “Certain Transactions” and the subheading “Certain Relationships and Related Transactions.”

(3)
Our Board of Directors nominated Ms. Masterson for election as director at the 2007 Annual Meeting of the Stockholders held on May 29, 2007. On August 17, 2007, Ms. Masterson was awarded 100,000 shares of unrestricted common stock pursuant to the Generex Biotechnology Corporation 2006 Stock Plan.

(4)
This amount represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended July 31, 2008 for the restricted stock award granted in August 2007, which was immediately vested. The fair value is calculated using the closing price of Generex stock on the date of grant. For additional information, refer to Note 13 of our financial statements in the Form 10-K for the year ended July 31, 2008, as filed with the SEC. The grant date fair value of the restricted stock award granted to Ms. Masterson was $151,000.

(5)
This amount includes one-time cash payments to each of the following non-employee directors: Mr. McGee - $244,218, Mr. Barratt - $$244,218, and Ms. Masterson - $131,349. On May 6, 2008, the Board approved such payments to these directors to compensate them for income tax liabilities incurred in respect of the 150,000 shares of fully vested restricted granted to each of Messrs. McGee and Barratt on May 30, 2006 and the 100,000 shares of fully vested restricted stock granted to Ms. Masterson on August 17, 2007 (see footnote 3 above). Mr. McGee and Mr. Barratt received such cash payments in Canadian Dollars of CAD $262,485 and CAD $62,485, respectively, which amounts were converted to U.S. Dollars at the rate of $1.0748 which represented market exchange rate on the date of a grant. Messrs. McGee and Barratt did not incur income tax liability until August 2007, when we filed a Form S-8 registration statement with respect to our 2006 Stock Plan and a reoffer prospectus with respect to shares of common stock underlying previously granted restricted stock or stock options under the 2006 Stock Plan, including the 150,000 shares of restricted stock previously granted to each of them as the stock was not freely tradable until this time.

Corporate Governance

Code of Ethics

Generex has adopted a code of ethics that applies to its directors and the following executive officers:  the President, Chief Executive Officer, Chief Financial Officer (principal financial/accounting officer), Chief Operating Officer, any Vice-President, Controller, Secretary, Treasurer and any other personnel performing similar functions.  We also expect any consultants or advisors whom we retain to abide by this code of ethics.   The Generex Code of Ethics has been posted on Generex's Internet website - www.generex.com.

Board Meetings and Committees; Annual Meeting Attendance

The business affairs of Generex are managed under the direction of our Board of Directors.  During the fiscal year ended July 31, 2008, our Board of Directors held five meetings and took action by unanimous consent six times.  During the fiscal year ended July 31, 2008, no director attended fewer than 75% of the Board of Directors meetings that were held.

The Board of Directors has established a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

Audit Committee

The Audit Committee, which was established on March 1, 2000 in accordance with Section 3(a)(58)(A) of the Securities Exchange Act, met four times during the fiscal year ended July 31, 2008.  During fiscal 2008, the Audit Committee consisted of Brian T. McGee (Chairperson), John P. Barratt and Nola E. Masterson, each of whom satisfied the independence requirements under NASDAQ Listing Rules for audit committee members.  Members of the Audit Committee also satisfied the separate SEC independence requirement, which provides that members of the Audit Committee may not accept directly or indirectly any consulting, advisory or other compensatory fee from Generex or any of its subsidiaries other than their directors’ compensation. All of the members of the Audit Committee attended all of the meetings that they were eligible to attend during fiscal 2008.

The Audit Committee reviews and discusses with Generex's management and its independent auditors the audited and unaudited financial statements contained in Generex's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively.  Although Generex's management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures, the Audit Committee reviews and discusses the reporting process with management on a regular basis.  The Audit Committee also discusses with the independent auditors their judgments as to the quality of Generex's accounting principles, the reasonableness of significant judgments reflected in the financial statements and the clarity of disclosures in the financial statements, as well as such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.  The Audit Committee has adopted a written charter, which was amended on October 30, 2003.  A copy of the Audit Committee charter is reproduced as Appendix A to our 2008 Proxy Statement.

Compensation Committee

The Compensation Committee was formed on July 30, 2001 and met three times during the fiscal year ended July 31, 2008.  During the fiscal year ending July 31, 2008, the Compensation Committee consisted of three non-employee directors:  John P. Barratt (Chairperson), Nola E. Masterson and Brian T. McGee.  Mr. McGee was appointed to the Compensation Committee following the May 28, 2008 Annual Meeting of the Stockholders.  In fiscal 2008, all of the members of the Compensation Committee attended all of the meetings of the Compensation Committee that they were eligible to attend.

The Compensation Committee is responsible for reviewing and recommending to the Board of Directors compensation programs and policies for our President and Chief Executive Officer, our Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary, and our Executive Vice President and General Counsel, who comprise Generex’s executive management team.  The Compensation Committee has the authority to use a compensation consultant to assist the Compensation Committee in the evaluation of the compensation of our executive management team and other executive officers and to consult with other outside advisors to assist in its duties to the Company.  The Compensation Committee does not have a written charter.

In fiscal 2008, the Compensation Committee did not engage any compensation consultants in its determination of executive compensation.  In fiscal 2008, the Compensation Committee reviewed, among other information, publicly available executive compensation information for Generex’s peer companies and executive compensation information as reported in biotechnology and pharmaceutical industry publications.  We do not typically use compensation consultants to assist us with director compensation. Please see “Compensation Discussion and Analysis” beginning on page 27 for further information concerning our compensation programs.

The Compensation Committee does not delegate its authority.  The President and Chief Executive Officer typically presents the Compensation Committee with her recommendations regarding salaries, bonuses and long term incentives for members of the executive management team and support for such recommendations The compensation of our Vice President, Medical Affairs, who has no involvement in the day-to-day operations of Generex, is set forth in his employment agreement with Generex, including his annual equity award in the form of a warrant to purchase shares of Generex common stock. From time to time, the President and Chief Executive Officer may make recommendations to the Compensation Committee or to the full Board of Directors with respect to the compensation of our Vice President, Medical Affairs.  Members of our senior management team and other executive officers do not attend meetings of the Compensation Committee.

Corporate Governance and Nominating Committee

The Board of Directors formed the Corporate Governance and Nominating Committee on May 29, 2007 and appointed Messrs. Barratt and McGee and Ms. Masterson as members.  Ms. Masterson currently serves as the chairperson of this committee.  The Corporate Governance and Nominating Committee did not meet during fiscal 2008.  The Corporate Governance and Nominating Committee has a charter, which was adopted on May 29, 2007.  A copy of the charter is attached as Appendix B to our 2008 Proxy Statement.

The Corporate Governance and Nominating Committee will consider candidates whom the stockholders of Generex put forward. The name, together with the business experience and other relevant background information of a candidate, should be sent to Mark Fletcher, Executive Vice-President and General Counsel of Generex, at Generex’s principal executive offices located at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2. Mr. Fletcher will then submit such information to the chairperson of the Corporate Governance and Nominating Committee for the Committee’s review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. After full consideration, the stockholder proponent will be notified of the decision of the committee.

The Corporate Governance and Nominating Committee will seek to identify director candidates with the highest personal and professional ethics, integrity and value and diverse experience in business, finance, pharmaceutical and regulatory matters, and other matters relevant to a company such as Generex. The Corporate Governance and Nominating Committee is expected to develop a formal list of qualifications for members of the Board of Directors as mandated by its charter. Additionally, the Corporate Governance and Nominating Committees will require that director nominees have sufficient time to devote to the company’s affairs.

In accordance with our bylaws, the Board of Directors is permitted to increase the number of directors and to fill the vacancies created by the increase until the next annual meeting of stockholders.

To date, the Corporate Governance and Nominating Committee has not engaged any third party to assist it in identifying director candidates.

Director Nominations by Stockholders

Any stockholder entitled to vote for the election of directors may nominate a person for election to the Board of Directors at the annual meeting. Any stockholder wishing to do so must submit a notice of such nomination in writing to the Secretary of Generex at Generex's principal offices located at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2 not less than 60 nor more than 90 days prior to the annual meeting.  In the event that less than 70 days notice or prior disclosure of the date of the meeting is given or made to stockholders, notice of nomination by a stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder's notice of nomination must provide information about both the nominee and the nominating stockholder, as required by Generex's bylaws. A copy of these bylaw requirements will be provided upon request in writing to Mark Fletcher, Executive Vice-President and General Counsel of Generex, at Generex’s principal executive offices.

Communications with Directors

Interested parties who wish to make any concerns known to non-management directors may submit communications at any time in writing to: Mark Fletcher, Executive Vice-President and General Counsel, Generex Biotechnology Corporation, 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2.  The General Counsel will determine, in his good faith judgment, which communications will be relayed to the non-management directors.

APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
THAT GENEREX IS AUTHORIZED TO ISSUE
(Item 2 on the Proxy Card)

What am I voting on?

You are voting on a proposal to approve an amendment to our Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the number of shares of common stock that we are authorized to issue from 500,000,000 to 750,000,000 shares.

Our Board of Directors has unanimously authorized an amendment to the Article Fourth of the Certificate of Incorporation to increase the authorized number of shares of common stock to 750,000,000 from 500,000,000, subject to the approval of the stockholders of Generex. The full text of this amendment is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Why is the amendment necessary?

As of June 9, 2009, of the 500,000,000 shares presently authorized under the Certificate of Incorporation, 189,171,778 shares of common stock were issued and outstanding. The number of issued and outstanding shares includes:

•
41,081,185 shares of common stock issued in repayment of principal and accrued interest in the aggregate amount of $12,679,946 on the 8% secured convertible notes that we issued in a private placement on March 31, 2008, and

•	15,151,517 shares of our common stock sold to investors in a private placement that closed on May 15, 2009 for proceeds of approximately $4,800,000.

The investors participating in the March 31, 2008 private placement also currently hold warrants to purchase, in the aggregate, 53,471,307 shares of our commons stock, which warrants are subject to anti-dilution adjustments upon issuance of securities at a price per share of common stock less than the then applicable exercise price or the market price of our common stock at that time, whichever is lower.

In addition, as of June 9, 2009, 13,210,000 shares of common stock were reserved for issuance under outstanding stock option awards and under our stock incentive plans.

After taking into consideration the shares issued and the shares reserved for issuance, and assuming no increase in the number of authorized shares, we would have only 245,244,310 shares of common stock available for issuance. This number of shares of common stock available for issuance does not take into account the additional 20,000,000 shares to be reserved for issuance under the 2006 Stock Plan, as amended, if the stockholders approve the proposed amendment discussed below under the heading “Approval of an Amendment to the Generex Biotechnology Corporation 2006 Stock Plan and Approval of the 2006 Stock Plan, as Amended.” If the stockholders approve the proposed amendment to the 2006 Stock Plan, we would have only 225,244,310 shares of common stock available for issuance if the number of authorized shares is not increased.

Our Board of Directors believes that the proposed increase in the number of authorized shares of common stock will provide us with greater flexibility to pursue activities and enter into transactions that are consistent with our objective of enhancing stockholder value, including, without limitation, using common stock when appropriate to fund:

•	all or some of our operating cash flow requirements;
•	regulatory approval of Generex Oral-lyn™ in the U.S., Canada and Europe;
•	commercialization of Generex Oral-lyn™ in India, Lebanon and Ecuador;
•	approval for the importation, marketing and commercialization of Generex Oral-lyn™ in other countries where we have licensed distributors;
•	research and development, including preclinical studies and clinical trials of our product candidates, including our immunotherapeutic vaccines;
•	strategic relationships and joint ventures,
•	capital projects and investments and
•	equity incentives to employees, officers and directors.

While we have no immediate plans to use large numbers of shares of common stock to fund any financing, acquisition, strategic venture or capital project, our ability to do so could be constrained by the limited number of shares of common stock currently available. The currently limited number of shares of common stock that remain available for issuance under the Certificate of Incorporation, and the requirement to obtain stockholder approval for any increase in the authorized shares of common stock, could impact our ability to effect financings, acquisitions or strategic ventures as quickly as may be necessary, particularly in situations where we may face immediate funding needs or intense competition  with other bidders, and could constrain our ability to obtain prompt access to capital markets as and when needed in the future. The Board of Directors believes that Generex’s ability to act in a timely and flexible manner is important to its competitive position.

Approval of the proposed increase in the number of authorized shares would allow our Board of Directors to authorize the issuance of common stock without waiting for the next annual meeting of stockholders in order to increase the authorized capital.  If, for any particular transaction, stockholder approval were required by law, NASDAQ Listing Rules or otherwise deemed advisable by the Board of Directors, then the matter would be referred to the stockholders of Generex notwithstanding approval of the proposed increase in the number of authorized shares of common stock.

If the stockholders do not approve this proposal to increase the number of authorized shares, we will be substantially constrained in the size of transactions that we may undertake using common stock as the form of consideration. In certain circumstances, we may be required to immediately hold a special stockholders meeting to seek approval to increase the authorized number of shares of common stock, which could cost us in excess of $150,000 in printing, distribution and mailing fees.

Does the Company plan on issuing additional shares?

As of the date of this Proxy Statement, except for the shares reserved for issuance as described above and an agreement with a placement agent, we have not entered into any agreement or arrangement with any third party pursuant to which we would issue any of the shares for which approval is sought.  As of the date hereof, we are seeking financing alternatives and have a placement agency agreement with an investment banking firm, which expires in August 2009 and which would permit shares to be sold under our current shelf registration statement.  We are not required to sell any shares under the placement agency agreement,  If the stockholders approve this proposed amendment to the Certificate of Incorporation, our Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law, NASDAQ rules or otherwise deemed advisable by the Board of Directors.

Will these new shares of common stock have preemptive rights?

No. The additional shares of common stock for which we are seeking authorization would have the same rights and privileges as the shares of common stock presently outstanding.  Holders of shares of common stock have no preemptive rights to subscribe to or for any additional shares of stock of Generex.

Am I entitled to dissenters’ or appraisal rights in connection with the proposed amendment to the Certificate of Incorporation?

No. Under Delaware law, Generex’s stockholders are not entitled to dissenters’ or appraisal rights in connection with the proposed increase in the number of shares of common stock authorized for issuance under the Certificate of Incorporation.

What are the effects on existing stockholders?

Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our stockholders, any future issuance of additional shares of common stock could affect our stockholders in a number of respects, including by:

•	decreasing the existing stockholders’ percentage equity ownership and voting power, and
•	depending on the price at which such shares are issued, diluting the earnings per share and book value per share of outstanding shares of our common stock at such time.

In addition, although this proposed amendment to the Certificate of Incorporation is not motivated by anti-takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of common stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of Generex more difficult or time-consuming. For example, shares of common stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of Generex.  In certain circumstances, the issuance of common stock without further action by the stockholders:

•	may have the effect of delaying or preventing a change in control of Generex,
•	may discourage bids for our common stock at a premium over the prevailing market price, and
•	may adversely affect the market price of our common stock.

As a result, increasing the authorized number of shares of our common stock could render more difficult and less likely:

•	a hostile takeover,
•	a tender offer or proxy contest,
•	the assumption of control by a holder of a large block of our stock, and
•	the possible removal of our incumbent management.

We are not aware of any proposed attempt to take over Generex or of any present attempt to acquire a large block of our common stock. This proposal is not being made in response to any attempt of which Generex is aware to obtain control of the company or to accumulate the company’s common stock.  Generex has no present intention to use the additional shares of common stock to oppose a takeover attempt or delay or prevent changes in the management of the company.

When would the amendment be effective?

If approved by the stockholders at the meeting, the proposed amendment to the Certificate of Incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware.  Generex intends to file the certificate of amendment as soon as practicable after the meeting; however, if, in the judgment of our Board of Directors, any circumstances exist that would make consummation of the proposed amendment inadvisable, our Board of Directors may abandon the proposed amendment at any time prior to the effectiveness of the filing of the certificate of amendment.

How many votes are needed for this proposal and how are the votes counted?

The proposal to amend the Certificate of Incorporation to increase the number of shares of common stock authorized for issuance will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote thereon in order to be approved. Abstentions will be counted in tabulations of the votes cast by stockholders on the proposal and will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining whether this proposal has been approved.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the amendment to the Certificate of Incorporation to increase the number of shares that Generex is authorized to issue.

APPROVAL OF AN AMENDMENT TO THE GENEREX BIOTECHNOLOGY CORPORATION
2006 STOCK PLAN AND APPROVAL OF THE PLAN, AS AMENDED
(Item 3 on the Proxy Card)

What am I voting on?

You are voting on a proposal to approve the Generex Biotechnology Corporation 2006 Stock Plan (the “Plan”) in the form attached to this Proxy Statement as Appendix B, which is an amendment and restatement of the Generex Biotechnology Corporation 2006 Stock Plan. This amended and restated Plan includes one important change to the Plan as described below under “What change is being made by this amended and restated Plan?”. Stockholder approval of the amended and restated Plan is a condition for favorable tax treatment of stock options intended to be incentive stock options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and for Generex to maintain the deductibility of any performance-based compensation granted under the Plan to certain officers under Section 162(m) of the Code.

Has the Board of Directors approved the amended and restated Plan?

Yes. The Board of Directors has unanimously approved the amended and restated Plan, subject to stockholder approval.

What change is being made by this amended and restated Plan?

The only change to the Plan is the increase in the number of shares available under the Plan for awards.   The amended and restated Plan increases the number of shares of our common stock that may be issued pursuant to awards granted under the Plan by 20,00,000 shares for a total number of shares available for issuance under the Plan of 30,00,000. All 30,000,000 may be issued in connection with incentive stock options.

Why is this change necessary?

The current aggregate number of shares of our common stock that may be issued pursuant to awards under the Plan is 10,000,000, of which only approximately 7,468,010 remain available for awards under the Plan. The increase in the number of shares of common stock that may be issued pursuant to awards under the Plan is necessary in order to replenish the supply of shares available for issuance under the Plan.  We rely on the Plan to recruit, retain and reward qualified employees, officers, consultants and other eligible recipients.  Under the current circumstances facing Generex, we must rely even more heavily on the Plan to compensate and incentivize qualified employees, officers and consultants.  We expect that the remaining 7,468,010 shares plus the additional 20,000,000 shares will be sufficient to cover awards under the Plan for at least two years.

By providing that participants whose service with us is terminated for cause or who otherwise breach certain obligations to the company will forfeit any rights to outstanding awards and be required to pay over to us the economic benefit realized upon vesting or exercise of an award, the Plan will encourage loyalty to the company and provide an additional level of protection and leverage in connection with the activities of our current and future service providers while protecting the business interests of the company.

What is the effect on the Plan if the stockholders do not approve the amended and restated Plan?

If the stockholders do not approve the amended and restated Plan, awards for approximately 7,400,000 shares of our common stock may be made, which we expect will cover awards under the Plan for approximately one year.  After such awards are made, no further awards may be made under the Plan except to the extent that outstanding awards are canceled, terminated, expire or lapse.

What is the purpose of the Plan?

The purpose of the Plan, as amended and restated, is to provide flexibility to Generex in its ability to motivate, attract, and retain the services of employees, consultants and non-employee directors who make significant contributions to Generex’s success and to allow participants to share in the success of Generex. We believe that this will promote the company’s interests and the interests of stockholders by providing an additional means of attracting and retaining management personnel, encouraging the participants to contribute materially to the growth of the company and aligning the long-term financial interests of the participants with the interests of the stockholders.

Who is eligible to participate in the Plan?

All employees of Generex and its subsidiaries and members of the Board who are not employees are eligible to participate in the Plan. Consultants and advisors who perform services for Generex or any of our subsidiaries are also eligible to participate in the Plan if the consultants render bona fide services to Generex or our subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the consultants do not directly or indirectly promote or maintain a market for Generex’s securities.

We have three executive officers and three non-employee directors who participate in the Plan. There are approximately 29 employees who currently are considered eligible to participate in the Plan. There are 15 independent contractors or consultants who hold outstanding awards under the Plan.

When was the Plan formed?

The Plan was formed in 2006.  As of May 21, 2009, there were unexercised options for approximately 175,000 shares outstanding under the Plan, with a fair market value of $0 as of May 21, 2009.  There were also restricted stock awards for approximately 2,356,990 shares outstanding under the Plan as of May 21 2009.

What are the material features of the Plan?

The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text of the amended and restated Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Administration of the Plan.  The Plan is required to be administered by a committee, which may consist of two or more persons who are “outside directors” as defined under Section 162(m) of the Code and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act, and NASDAQ Listing Rules. The Board has appointed the Compensation Committee as the committee to administer the Plan. However, the Board may ratify or approve any grants as it deems appropriate.

The Compensation Committee has full authority, in its discretion:

•	to determine the individuals to whom grants shall be made under the Plan,
•	to determine the type, size and terms of the grants to be made to each such individual,
•	to determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability,
•	to amend the terms of any previously issued grant and
•	to deal with any other matters arising under the Plan.

Shares Available for Issuance Under the Plan.    The aggregate number of shares of our common stock, which may be issued under the amended and restated Plan, is 30,000,000 shares, subject to proportionate adjustment in the event of stock splits and similar events. There is no limitation on the number of shares which may be issued to any individual under the Plan, including any officer or director. No awards may be granted under the Plan on or after May 30, 2016. If any award granted under the Plan is canceled or terminates, expires or lapses for any reason, the number of shares subject to the award will again be available for purposes of the Plan.

Types and Descriptions of Options and Other Awards Under the Plan.    The Compensation Committee has discretionary authority to select which eligible persons will receive awards under the Plan.  The Plan permits grants of the following types of awards:

•	Incentive stock options;
•	Nonqualified stock options; and
•	Restricted stock awards.

The terms and conditions of each grant and award under the Plan will be set forth in an agreement between Generex and the participant.

Stock Options. The Compensation Committee has authority, in its discretion, to grant incentive stock options (stock options qualifying under Section 422 of the Code), nonqualified options (stock options not qualifying under Section 422 of the Code) or both types of stock options (but not in tandem) to employees. The Board has authority, in its discretion, to grant nonqualified stock options to non-employee directors and eligible consultants and advisors.

Exercise Price of Stock Options.  The exercise price for each stock option will be such price as the Compensation Committee, in its discretion, determines but will not be less than 100% of the fair market value of the common stock on the date of grant of the stock option, except that in the case of an incentive stock option granted to an employee who owns more than 10% of the outstanding shares of our common stock, the exercise price will not be less than 110% of such fair market value. Fair market value for all purposes under the Plan shall be the closing price per share of our common stock for the date as of which fair market value is determined (or if there were no trades on that date, the latest preceding date upon which a sale was reported). On June 11, 2009, the fair market value of a share of our common stock, as so computed, was $0.70.

The exercise price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay, upon approval by the Compensation Committee, the exercise price in whole or in part by delivering to Generex previously owned shares of Generex’s common stock having a fair market value on the date of exercise of the stock option equal to the exercise price for the shares being purchased.

Each incentive stock option shall provide that, if the aggregate fair market value our common stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by an grantee during any calendar year, under the Plan or any of our other stock option plans, exceeds $100,000, then the option, as to the excess, shall be treated as a nonqualified stock option.

Exercise of Stock Options.  Each stock option will be exercisable at such time or times as the Compensation Committee, in its discretion, determines, except that no stock option will be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to an employee owning more than 10% of the outstanding shares of our common stock) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

An option may only be exercised while the grantee is employed by, or providing service to, Generex as an employee, consultant or member of the Board, except that the Compensation Committee may award options to consultants that do not terminate upon termination of service.

Exercise of Stock Options upon Termination of Employment or Service.  Unless the Compensation otherwise specifies, any option held by the grantee shall terminate immediately in the event that a grantee ceases to be employed by, or provide service to, Generex for any reason other than:

(i)           termination by Generex without Cause (as defined below),

(ii)           termination of employment or service by the grantee after at least 90 days advance written notice by the grantee of the effective date of such termination,

(iii)           disability or

(iv)           death.

If Generex terminates a grantee’s employment or service without Cause or a grantee gives Generex at least 90 days written notice of the termination of employment or service, the grantee will have 90 days (or other period specified by the Compensation Committee) after termination to exercise any option which is otherwise exercisable, but no later than the date of expiration of the option term.

If the grantee is disabled, any option which is otherwise exercisable by the grantee shall terminate unless exercised within one year after the date on which the grantee ceases to be employed by, or provide service to, Generex (or within such other period of time as may be specified by the Compensation Committee), but in any event no later than the date of expiration of the option term.

If the grantee dies while employed by, or providing service to, Generex or within 90 days after the date on which the grantee ceases to be employed or provide service on account of a termination specified above (or within such other period of time as may be specified by the Compensation Committee), any option that is otherwise exercisable by the grantee shall terminate unless exercised within one year after the date on which the grantee ceases to be employed by, or provide service to, Generex (or within such other period of time as may be specified by the Compensation Committee), but in any event no later than the date of expiration of the option term.

Except as otherwise provided by the Compensation Committee, any of the grantee’s options that are not otherwise exercisable as of the date on which the grantee ceases to be employed by, or provide service to, Generex shall terminate as of such date.

Exercise of Stock Options upon Termination for Cause.  If the Compensation Committee determines that the grantee has engaged in conduct that constitutes Cause at any time while the grantee is employed by, or providing service to, Generex or after the grantee’s termination of employment or service, any option held by the grantee shall immediately terminate and the grantee shall automatically forfeit all shares underlying any exercised portion of an option for which Generex has not yet delivered the share certificates, upon refund by Generex of the exercise price paid by the grantee for such shares.

Under the Plan, “Cause” means:

(i)           the grantee has breached his or her employment or service contract with Generex,

(ii)           the grantee has engaged in disloyalty to Generex, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service,

(iii)           the grantee has disclosed trade secrets or confidential information of Generex to persons not entitled to receive such information,

(iv)           the grantee has breached any written confidentiality, non-competition or non-solicitation agreement between the grantee and Generex or

(v)           the grantee has engaged in such other behavior detrimental to the interests of Generex as the Compensation Committee determines.

Restricted Shares. Restricted shares of Generex’s common stock may be awarded by the Compensation Committee which will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the Compensation Committee may impose thereon and be subject to forfeiture if certain events (which may, in the discretion of the Compensation Committee, include termination of employment, consulting or advisory services or service on the Board of Directors) specified by the Compensation Committee occur prior to the lapse of the restrictions.  The number of restricted shares awarded to the grantee, the restrictions imposed thereon, the duration of the restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Compensation Committee, in its discretion, deems appropriate will be set forth in a restricted share agreement between Generex and the grantee. The Plan does not require any minimum level of restrictions.

Change in Control. The Plan provides for certain additional rights upon the occurrence of a Change in Control (as defined below). Unless the Compensation Committee determines otherwise (including as otherwise provided in the grant instrument):

(i)           thirty days prior to a Change of Control (i) all outstanding options shall become exercisable in full and (ii) the restrictions and conditions on all outstanding restricted stock shall lapse; and

(ii)           upon a Change of Control where Generex is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

Notwithstanding the foregoing, and subject to certain limitations described in the next paragraph, in the event of a Change of Control, the Compensation Committee may take one or both of the following actions with respect to any or all outstanding options:

(i)           the Compensation Committee may require that grantees surrender their outstanding options in exchange for a payment by Generex, in cash or shares of our common stock as determined by the Compensation Committee, in an amount equal to the amount by which the then fair market value of the shares of our common stock subject to the grantee’s unexercised options exceeds the exercise price of the options; or

(ii)           the Compensation Committee may, after giving grantees an opportunity to exercise their outstanding options, terminate any or all unexercised options at such time as the Compensation Committee deems appropriate.

However, in the event of a Change of Control, the Compensation Committee shall not have the right to take any actions described in the Plan that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right or action, the Change of Control would qualify for such treatments and Generex intends to use such treatments with respect to the Change of Control.

A Change in Control of Generex shall be deemed to have occurred if:

(a)        unless the Board approves such acquisition, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, in a single transaction, of our securities representing more than 50% of the voting power of the then outstanding securities of Generex; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which Generex becomes a subsidiary of another corporation and in which the stockholders of Generex, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

(b)        unless the Board approves such acquisition, if in any series of acquisitions any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our securities representing more than 2/3 of the voting power of the then outstanding securities of Generex; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which Generex becomes a subsidiary of another corporation and in which the stockholders of Generex, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 2/3 of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

(c)        the consummation of (i) a merger or consolidation of Generex with another corporation where the stockholders of Generex, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) a sale or other disposition of all or substantially all of the assets of Generex or (iii) a liquidation or dissolution of Generex.

Transferability.  A participant may exercise awards only during his or her lifetime. Awards may not be transferred except upon the death of a participant, by will or under the laws of descent and distribution. Under certain circumstances, we may permit the transfer of an award to a participant’s family member or to one or more trusts established in whole or in part for the benefit of one or more of a participant’s family members.

Withholding.  All grants under the Plan are subject to applicable U.S. federal (including FICA), state and local tax withholding requirements. Generex has the right to deduct from all grants paid in cash, or from other amounts paid to the grantee, any federal, state or local taxes required by law to be withheld with respect to such grants. Generex may require that the grantee or other person receiving or exercising grants pay to Generex the amount of any federal, state or local taxes that Generex is required to withhold with respect to such grants, or Generex may deduct from other wages paid by Generex the amount of any withholding taxes due with respect to such grants. If the Compensation Committee so permits, a grantee may elect, in the form and manner prescribed by the Compensation Committee, to satisfy Generex’s income tax withholding obligation with respect to options or restricted stock paid in our common stock by having shares withheld up to an amount that does not exceed the grantee’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

Forfeiture Provisions.  Unless the grant instrument specifies otherwise, the Board may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired or unpaid options or restricted stock at any time if the grantee is not in compliance with all applicable provisions of the grant instrument and the Plan, or if the grantee engages in any “Detrimental Activity.” For purposes of the Plan, “Detrimental Activity” includes:

(i)           the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with Generex, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of Generex;

(ii)           the disclosure to anyone outside Generex, or the use in other than Generex’s business, without prior written authorization from Generex, of any confidential information or material, in violation of Generex’s applicable agreement with the grantee or of Generex’s applicable policy regarding confidential information and intellectual property;

(iii)           the failure or refusal to disclose promptly and to assign to Generex, pursuant to Generex’s applicable agreement with the grantee or to Generex’s applicable policy regarding confidential information and intellectual property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the grantee during employment by Generex, relating in any manner to the actual or anticipated business, research or development work of Generex, or the failure or refusal to do anything reasonably necessary to enable Generex to secure a patent in the United States and where appropriate in other countries;

(iv)           activity that results in termination of the grantee’s employment for Cause;

(v)           a violation of any rules, policies, procedures or guidelines of Generex, including (but not limited to) Generex’s business conduct guidelines;

(vi)           any attempt (directly or indirectly) to induce any employee of Generex to be employed or perform services elsewhere or any attempt (directly or indirectly) to solicit the trade or business of any current or prospective customer, supplier or partner of Generex;

(vii)           the grantee’s being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with Generex; or

(viii)           any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of Generex.

Amendments.  The Board may amend the Plan at any time; provided that, no amendment shall be made without stockholder approval that:

(i)            increases the number of shares which may be issued under the Plan, except as a result of changes in corporate capitalization or corporate transaction such as merger, consolidation or liquidation;

(ii)            expands the type of awards available under the Plan;

(iii)           materially expands the class of persons entitled to participate;

(iv)           deletes or limits the restrictions on repricing of options or reduces the price as which shares may be offered under options;

(v)            extends the termination date for making awards under the Plan; or

(vi)           is otherwise an amendment that would require approval under the stock exchange under which the shares are listed or otherwise under applicable laws or regulations.

Termination of the Plan.  The Plan may be terminated by the Board at any time. However, a termination or amendment of the Plan that occurs after a grant is made must not materially impair the rights of a grantee unless the Grantee consents.

U.S. Federal Income Tax Consequence.  The following is a summary of the U.S. federal income tax consequences of the different awards that may be granted under the Plan. This summary is not intended to be exhaustive or to describe consequences under particular tax circumstances. Among other things, it does not address possible Canadian, local, state, provincial or foreign tax consequences.

Incentive Stock Options. The value of an incentive stock option is not included in a participant’s income at the time of grant, and the participant does not recognize income on exercise of an incentive stock option. However, when calculating income for alternative minimum tax purposes, the excess (if any) of the fair market value of the shares acquired over the exercise price (the “spread”) generally will be considered part of income. When the participant sells shares of common stock acquired through exercise of an incentive stock option, all gain or loss on the sale of the shares will be treated as capital gain or loss, as long as the participant has held the shares for one year after exercise and two years after grant (the “holding period”). In that case, Generex will not be entitled to a deduction. If the participant has held the shares for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss. If the participant sells shares of common stock acquired through exercise of an incentive stock option before the holding period (called a “disqualifying disposition”), the spread, up to the amount of the gain on disposition, will be ordinary income at the time of the disqualifying disposition. In this event, Generex will be entitled to a deduction.

Nonqualified Stock Options. The value of a nonqualified stock option is not included in a participant’s income at the time of grant unless the nonqualified stock option has a readily ascertainable fair market value at the time of grant. Generex does not anticipate that any nonqualified stock option will have a readily ascertainable fair market value at the time of grant. On exercise, the difference between the exercise price of the nonqualified stock option and the fair market value of the shares of common stock acquired will be recognized as ordinary income, subject to federal income tax withholding. In that case, Generex will be allowed a deduction. When the participant sells the shares of common stock acquired through exercise of the nonqualified stock option, all further gain or loss on the sale will be characterized as capital gain or loss. If the participant has held the shares of common stock for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss.

Restricted Stock. A participant will not recognize income tax in connection with the grant of restricted stock, assuming the restrictions are sufficient to prevent such taxation. Rather, the participant will recognize ordinary income on the date the restrictions lapse in an amount equal to the fair market value of the shares on such date (less the purchase price paid by the participant, if any). Generex is entitled to a corresponding deduction on the date the restrictions lapse. However, the participant may elect under Section 83(b) of the Code to recognize ordinary income at the time of grant in an amount equal to the fair market value of the shares on the date of grant (determined without regard to the restrictions). In this event, Generex will have a corresponding deduction. If the participant elects such early taxation under Section 83(b), there is no further income recognition at the time the restrictions lapse, and Generex will not be entitled to any additional deduction. In this case, gain or loss recognized by the participant upon later sale of the shares will be capital gain or loss. If the participant makes the Section 83(b) election, but the stock is forfeited, no tax refund or deduction is available to the participant.

Section 162(m) of the Internal Revenue Code

Under Section 162(m) of the Code, compensation paid to the Chief Executive Officer or any of the next four most highly paid executive officers of Generex (other than our Chief Financial Officer) in excess of $1 million per taxable year generally will be deductible for federal income tax purposes only if it qualifies as performance-based compensation. Awards may be granted under the Plan which will qualify as performance-based compensation within the meaning of Section 162(m) of the Code and regulations under that section.

What benefits will be received by our directors, officers and employees under the Plan?

The benefits that will be received in the future under the Plan by particular individuals or groups are not determinable at this time.  As of May 29, 2009, there were restricted shares and unexercised options outstanding under the Plan as follows: 550,000 restricted shares and 175,000 options, in the aggregate, held by our named executive officers; and 676,000 restricted shares and 0 options, in the aggregate, held by our employees who are not executive officers, and 700,000 restricted shares and 0 options, in the aggregate, held by our non-employee directors. See also “Outstanding Equity Awards at 2008 Fiscal Year End” on page 35 and “FY 2008 Director Compensation Table” on page 8.

What are the effects of the changes made by the amended and restated Plan on existing stockholders?

Although the increase in the number of shares of common stock available for issuance under the Plan will not, in and of itself, have any immediate effect on the rights of our stockholders, any future issuance of additional options, stock awards or performance share awards under the Plan could affect our stockholders in a number of respects, including by:

•	decreasing the existing stockholders’ percentage equity ownership and voting power, and
•	depending on the price at which such awards are issued, diluting the earnings per share and book value per share of outstanding shares of our common stock at such time.

How many votes are needed for this proposal and how are the votes counted?

The approval of the amended and restated Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the meeting. Abstentions will be counted in tabulations of the votes cast by stockholders on this proposal and will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining whether this proposal has been approved.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the approval of the amended and restated Generex Biotechnology Corporation 2006 Stock Plan.

APPROVAL OF THE POTENTIAL ISSUANCE AND SALE OF EQUITY SECURITIES
AT PRICES BELOW THE THEN CURRENT MARKET PRICE
IN POTENTIAL CAPITAL RAISING TRANSACTIONS
(Item 4 on the Proxy Card)

What am I voting on?

You are voting on a proposal to give the Board of Directors the authority, to issue, without prior stockholder approval, up to 50,000,000 shares of our common stock at a price below market in connection with capital raising transactions, including options, warrants, securities or other rights convertible into common stock, in the aggregate, in excess of the number of shares that NASDAQ Listing Rule 5635(d)(2) permits us to issue in such transactions without prior stockholder approval.

Additionally, in the event NASDAQ were to "integrate" a new below market issuance with an issuance of securities by us at or above market price prior to the date of the annual meeting (which we refer to as a "Prior Issuance"), NASDAQ may consider the Prior Issuance to retroactively be a below market issuance.  Accordingly, the authorization sought in this proposal will include shares of our common stock issued by us in a Prior Issuance in the event NASDAQ integrates (i) a new below market issuance of our common stock by us within the three-month period commencing on the date of the annual meeting with (ii) the Prior Issuance.

What restrictions are imposed on the Board’s authority to issue shares of our common stock by NASDAQ Listing Rule 5635(d)(2)?

NASDAQ Listing Rule 5635(d)(2) requires stockholder approval prior to the sale or issuance or potential issuance of shares equal to 20% or more of our common stock, or 20% or more of our voting power, outstanding before the issuance, if the effective sale price of our common stock is less than the greater of the book or market value of our common stock on the date of such issuance.  Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such capital raising transactions are considered shares issued in the transaction in determining whether the 20% limit has been reached.

What terms would apply to the securities issued and sold in a potential capital-raising transaction if this proposal is approved by the stockholders?

Such a capital-raising transaction must occur within three months of the date of the annual meeting.  The Board of Directors must determine that the issuance and sale of such securities is in Generex’s best interests.  We could offer no more than 50,000,000 shares of our common stock, including options, warrants, securities or other rights convertible into common stock, in the aggregate, in excess of the 37,834,355 shares that we are permitted to issue without stockholder approval.  The price of such securities must no less than 70% of the market price at the time of such issuance, and the aggregate price must not exceed $20,000,000.

It is expected that any such securities may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state or foreign country. The securities will likely be offered and sold in reliance on Section 4(2) of the Securities Act or another applicable exemption. However, it is also likely that the terms of the transactions will require us to register the shares of our common stock for resale by the investors after closing of the investment.

Why is this authorization necessary?

Management has recommended to the Board of Directors that, in light of our actual and potential cash needs, we must avail ourselves of all possible means of financing, including the private placement of our securities, and must have the flexibility to timely act upon any such opportunities and transactions which may arise in the future. Management informed the Board of Directors that our ability to offer our securities in private placements at an offering price below the market price or book value of such securities at the time of any such private placements would afford us greater flexibility in structuring future financings.

Given the uncertainty of the ultimate sales price for securities placed in any such private placement or other equity investment, and the percentage of our currently outstanding common stock that may be sold, the sale of shares in a potential corporate transaction, other business combination or private placement or other capital raising transaction (or one more transactions which NASDAQ would consider to be integrated) could result in the issuance of 20% or more of our outstanding voting stock and/or 20% or more of the voting power at a price less than the greater of the book value or market value of the shares.  Therefore, we are seeking stockholder approval because the potential issuance and sale of shares may trigger the threshold requiring approval under NASDAQ Listing Rule 5635(d)(2). We believe that the current capital market environment requires management to maintain maximum flexibility in order to be able to timely consummate any potential capital-raising transaction without undue delay.

Management believes the delay required to arrange for a meeting of stockholders to approve a specific financing transaction might jeopardize the closing of such a transaction.  In order to comply with the possible application of NASDAQ Listing Rule 5635(d)(2), we are seeking stockholder approval for the issuance and sale of shares, during the three-month period commencing with the date of the annual meeting, in a potential corporate transaction, other business combination or private placement or other capital raising transaction so that the Board of Directors will have flexibility to timely enter into and close any such transaction.

We cannot guarantee that any private placement or other financing will be completed (or if so, what the timing and the terms may be), and we have not agreed to, nor conducted any negotiations for, a below market private placement. Accordingly, we cannot be certain that we will receive any proceeds from any potential financing.

What is the effect on Generex if this proposal is not approved by the stockholders?

Our Board of Directors has the authority, without stockholder approval and without endangering our NASDAQ listing, to authorize the issuance in each separate transaction (which is not integrated, under NASDAQ's interpretation of its own rules, with other transactions) of up to 20% of our shares outstanding before such transaction.  Our report on Form 10-Q for the fiscal quarter ended April 30, 2009 indicated that on June 3, 2009, we had 183,617,800 shares of common stock outstanding.  Consequently, our Board of Directors may authorize the issuance of up to 36,723,560 shares without obtaining stockholder approval, assuming issuance of the new shares is not "integrated" with our prior issuance of shares of stock below market.  Transactions which are at least three months apart may not be considered integrated by NASDAQ.

The approval of this proposal will give our Board of Directors the right to authorize, upon terms as the Board of Directors deems to be in our best interests, but in no event for (i) a price less than 70% of the market price at the time of issuance and (ii) aggregate consideration in excess of $20,000,000, the issuance of an aggregate of 50,000,000 shares in such three-month period, in addition to the 37,834,355 shares, for an aggregate of 87,834,355 shares.

Whether or not this proposal is adopted, our Board of Directors may authorize, without stockholder approval, the issuance of any number of shares in separate transactions (provided that we issue less than 20% of our then outstanding common stock in each transaction and provided that the transactions would not be deemed integrated by NASDAQ) even if the aggregate number of such shares exceeds the number authorized by this proposal.

What effects would a potential capital-raising transaction have upon existing stockholders?

If the stockholders approve this proposal, our Board of Directors will have substantial discretion to determine the amount, type and terms of securities to be issued by Generex.  For example, we may issue any one or more of our common stock, preferred stock convertible into common stock, debt securities or other debt obligations convertible into common stock, options and warrants.  Some or all of these securities may be issued to investment bankers, placement agents, financial advisors and others who assist us in raising capital or in financial affairs, for services rendered and not for cash investment.  Our Board of Directors will have discretion to determine any applicable dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters.

Any transaction requiring approval by stockholders under NASDAQ Listing Rule 5635(d)(2) would be likely to result in a significant increase in the number of shares of our common stock outstanding on a fully-diluted basis, and current stockholders will own a smaller percentage of our outstanding common stock.  If convertible preferred stock, convertible debt or another senior security is issued in a potential equity related investment, the holders of the shares of such preferred stock, debt or senior security will have claims on our assets and other rights superior to holders of our common stock. Stockholders should note that our Board of Directors has the authority under our Certificate of Incorporation to issue up to 1,000,000 shares of preferred stock in one or more series, with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as our Board of Directors determines.

In addition, stockholders may experience potential dilution in the market price of our shares as a result of issuances of shares of our common stock at prices below the current market price. Such issuance could cause the market price of our shares to decline.

Why may management seek additional financing in the three-month period immediately following the annual meeting?

We may need additional financing in the next three months to fund all or some of our working capital needs, including furthering regulatory approval of Generex Oral-lyn™ in the U.S., Canada and Europe and commercialization of Generex Oral-lyn™ in India, Lebanon and Ecuador.  We also may need funding to obtain importation, marketing and commercialization approvals for Generex Oral-lyn™ in other countries where we have licensed distributors.  We believe we should have the flexibility to respond to opportunities as they are presented.  In addition, we may be presented with a corporate transaction or other business combination opportunity that would be beneficial to us and would require the issuance of shares and/or options in excess of the amounts required under NASDAQ Listing Rule 5635(d)(2).

Management believes it may need the general flexibility to issue shares at prices which we and any prospective investor expressly contemplate are below market value.  Management also believes that it needs the flexibility provided by this proposal because there may be situations where the parties to a transaction believe the shares are being issued at a price equal to or greater than book and market value but the effective price would be considered below the greater of book or market value by NASDAQ.  This would primarily occur because investors and others in the financial community may consider market value to be an average of closing prices for a period of several days, while NASDAQ would consider the market value to be the closing price on a particular day or an average over a much shorter period.

Have the stockholders approved similar proposals in the past?

Our stockholders approved a similar proposal at the special meeting held on November 4, 2003 and each of the annual meetings held on May 17, 2004, April 5, 2005 and May 30, 2006.  We completed a private placement that was at a price deemed to be below market price and book value during the three-month period immediately following the annual meeting held on May 17, 2004 and was therefore previously authorized by the stockholders. We also sold warrants, convertible notes and Additional Investment Rights in a below market private placement in November 2004. This transaction was approved and ratified by stockholders at the annual meeting held on April 5, 2005.

At the annual meeting held on May 27, 2008, our stockholders approved the potential issuance of shares of our common stock upon the conversion of convertible notes, upon payment of principal and interest due on the convertible notes and upon the exercise of warrants at a conversion or exercise price (as the case may be) less than the market price on March 31, 2008, the date on which we issued the convertible notes and warrants in a private placement.  Stockholder approval was required because the conversion price of the convertible notes and the exercise price of the warrants are subject to anti-dilution adjustment provisions that could reduce the effective conversion price or exercise price to less than the market value of the underlying common stock on the date of issuance. In addition, the shares of common stock that we may use to pay principal of, and interest on, the convertible notes are valued at the lower of (i) the conversion price or (ii) 90% of the then current market price. Therefore, our issuance of shares of common stock in either event could be deemed a below market issuance under the rules and regulations of The NASDAQ Stock Market.

Is Generex planning on issuing securities in a capital-raising transaction following the annual meeting?

As of the date hereof, we are seeking financing alternatives.  We have a placement agency agreement with an investment banking firm expiring in August 2009, which would permit shares to be sold under our current shelf registration statement.  On June 15, 2009, we closed a registered direct offering pursuant to which we sold 17,200,000 shares of common stock and warrants to purchase an aggregate of 8,600,000 shares of common stock, for net proceeds to the company of approximately $10,800,000.  We may engage in additional sales of shares which could be sold at a price below market value.  However, we are not required to sell any shares under the placement agency agreement, and we are not a party to any agreement with any third party, which would require us to issue any shares of our common stock, including stock at a price that would be less than the market value of our common stock at the time of such agreement.

Am I entitled to dissenters’ or appraisal rights in connection with this proposal?

No. Under Delaware law, Generex’s stockholders are not entitled to dissenters’ or appraisal rights in connection with this proposal.

How many votes are needed for this proposal and how are the votes counted?

The proposal to authorize the Board of Director to issue equity securities at prices below the then current market price in potential capital-raising transactions in order to comply with NASDAQ Listing Rule 5635(d)(2) will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote thereon in order to be approved. Abstentions will be counted in tabulations of the votes cast by stockholders on the proposal and will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining whether this proposal has been approved.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the approval of the potential issuance and sale of equity securities at prices below the then current market price in potential capital raising transactions in order to comply with NASDAQ Listing Rule 5635(d)(2).

RATIFICATION OF THE APPOINTMENT OF MSCM LLP
AS GENEREX’S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2009
(Item 5 on the Proxy Card)

What am I voting on?

The Audit Committee of the Board of Directors has selected MSCM LLP as the independent public accountants to examine the financial statements of Generex and its subsidiaries for the fiscal year ending July 31, 2009.  The Board of Directors has concurred in the Audit Committee’s selection and is presenting the matter to the stockholders for ratification at the annual meeting.  MSCM LLP has served as our independent auditors since September 5, 2008.

Why is ratification of the selection of MSCM LLP necessary?

Stockholder ratification of the selection of MSCM LLP as our independent auditors is not required by our bylaws or otherwise.  However, we are submitting the selection of MSCM LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain MSCM LLP.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such a change would be in the best interests of us and our stockholders.

What is the relationship of MSCM LLP to Generex’s former independent auditors, Danziger Hochman Partners LLP?

MSCM LLP is the successor to our former independent auditors, Danziger Hochman Partners LLP, following MSCM LLP’s merger with Danziger Hochman Partners LLP in September 2008. Danziger Hochman Partners LLP served as our independent auditors from February 1, 2006 until September 5, 2008.

On July 28, 2008, we received notice of the merger of Danziger Hochman Partners LLP with MSCM LLP, to be effective as of August 1, 2008.  The merger of Danziger Hochman Partners LLP and MSCM LLP did not close until the week of September 15, 2008.  On September 5, 2008, the Audit Committee received an engagement letter from MSCM LLP and approved the engagement of MSCM LLP as Danziger Hochman Partners LLP’s successor to continue as our independent registered public accountant for the fiscal year ending July 31, 2008.

The reports of Danziger Hochman Partners LLP on our financial statements for the fiscal years ended July 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our fiscal years ended July 31, 2008 and 2007 and the subsequent interim period through September 5, 2008, the date on which the Audit Committee approved the engagement of MSCM LLP and Danziger Hochman Partners LLP ceased being our independent auditors, there were no disagreements between us and Danziger Hochman Partners LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Danziger Hochman Partners LLP, would have caused Danziger Hochman Partners LLP to make reference to the subject matter of the disagreements in connection with its audit reports on our financial statements. During our past fiscal years ended July 31, 2008 and 2007 and the interim period through September 5, 2008, Danziger Hochman Partners LLP did not advise us of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

During our fiscal years ended July 31, 2008 and 2007 and the subsequent interim period through September 5, 2008, we had no consultations with MSCM LLP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements as to which we received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; (b) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or (c) any matter that was the subject of a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

What services will the independent registered public accounting firm provide?

Audit services provided by MSCM LLP for fiscal year 2009 will include the examination of the consolidated financial statements of Generex and services related to periodic filings made with the SEC. Audit services for fiscal year 2009 also will include the audit of the effectiveness of the company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. Additionally, MSCM LLP may provide audit-related, tax and other services comparable in nature to the services performed by Danziger Hochman Partners LLP in fiscal years 2007 and 2008, as described below under the heading “Audit Matters” and the subheading “Fees Paid to Generex’s Independent Public Accountants.”

Will representatives of the independent registered public accounting firm be present at the Annual Meeting?

Representatives of MSCM LLP are expected to be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the ratification of the appointment of MSCM LLP as Generex’s independent registered public accounting firm for fiscal year 2009.

AUDIT MATTERS

Fees Paid to Generex’s Independent Public Accountants

MSCM LLP has served as our independent auditors since September 5, 2008. The appointment of MSCM LLP as our independent public accountants was unanimously approved by the Audit Committee of our Board of Directors. MSCM LLP is the successor to our former independent auditors, Danziger Hochman Partners LLP, following MSCM LLP’s merger with Danziger Hochman Partners LLP in September 2008. Danziger Hochman Partners LLP served as our independent auditors from February 1, 2006 until September 5, 2008.

The following table sets forth the aggregate fees paid by Generex for the fiscal years ended July 31, 2007 and 2008 to our independent auditors:

	Fiscal Year Ended July 31, 2007		Fiscal Year Ended July 31, 2008
Audit Fees	$217,831	(1)	$233,300	(4)
Audit-Related Fees	$123,315	(2)	$128,750	(5)
Tax Fees	$0	(3)	$0	(3)
All Other Fees	$0		$0
TOTAL	$341,146		$362,050

(1)	Represents charges of Danziger Hochman Partners LLP, Generex's auditor for fiscal year ended July 31, 2007.
(2)	Represents charges of Danziger Hochman Partners LLP, Generex's auditor in fiscal year ended July 31, 2007 for Sarbanes-Oxley Section 404 audit of internal controls over financial reporting.
(3)	MSCM LLP and Danziger Hochman Partners LLP did not provide and did not bill for any tax services.
(4)	Represents charges of MSCM LLP and Danziger Hochman Partners LLP, Generex's auditors for fiscal year ended July 31, 2008.
(5)	Represents charges of MSCM LLP, Generex's auditor in fiscal year ended July 31, 2008 for Sarbanes-Oxley Section 404 audit of internal controls over financial reporting.

Policy for Pre-Approval of Audit and Non-Audit Services

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that Generex’s independent auditor is permitted to perform for Generex under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

The pre-approval policy was implemented effective as of October 30, 2003. All engagements of the independent auditor to perform any audit services and non-audit services since that date have been pre-approved by the Audit Committee in accordance with the pre-approval policy. The policy has not been waived in any instance. All engagements of the independent auditor to perform any audit services and non-audit services prior to the date the pre-approval policy was implemented were approved by the Audit Committee in accordance with its normal functions.

Report of the Audit Committee

The Audit Committee reviewed and discussed Generex's audited financial statements for the fiscal year ended July 31, 2008 with management. The Audit Committee discussed with MSCM LLP, Generex's independent public accountants for the fiscal year ended July 31, 2008, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee received the written disclosures and the letter from MSCM LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with MSCM LLP its independence.  Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Generex's Annual Report on Form 10-K for the fiscal year ended July 31, 2008 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Brian T. McGee (Chairman)
John P. Barratt
Nola E. Masterson

The foregoing Report of the Audit Committee shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of Generex's previous or future filings with the SEC, except as otherwise explicitly specified by Generex in any such filing.

COMPENSATION MATTERS

Compensation, Discussion & Analysis

Compensation Philosophy

We are a development stage company focused on research, development, and commercialization of our proprietary drug delivery platform for administration of large molecule drugs to the oral cavity through a hand-held aerosol spray applicator. We are in the process of developing proprietary formulations of drugs that can be delivered through an oral spray thereby eliminating the need for injections and have focused on our Oral-lyn™ insulin formation which is administered as a spray into the oral cavity. We also have a subsidiary, Antigen Express, which focuses on developing proprietary immunomedicines.

As a development stage company, our future depends on the ability of our executives to obtain necessary regulatory approvals to launch Oral-lyn™ in key markets such as the United States, Canada, and Europe. Attracting, retaining, and motivating key executives that can lead Generex through this process is critical to our success. We have a small executive team that works together closely. Our executives perform multiple roles and need to be able to respond to changing market dynamics quickly.

For these reasons, we seek to ensure that our compensation programs are competitive with similarly-sized companies with which we compete for executive talent. The goals of our executive compensation program are to attract and retain top executives, to motive executives to achieve our business objectives, to align executive and shareholder interests, and to recognize individual contributions and overall business success.

The Compensation Committee of the Board of Directors evaluates the types and amounts of compensation that it believes are appropriate for our President and Chief Executive Officer, our Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary, and our Executive Vice President and General Counsel, who comprise Generex’s executive management team and who are listed in the Summary Compensation Table on page 33. The President and Chief Executive Officer typically presents the Compensation Committee with her recommendations regarding salaries, bonuses and long term incentives for members of the executive management team and support for such recommendations, which may include milestones reached, company performance against both operating and financial plans, and comparable compensation data of “peer” industry companies. The compensation of our Vice President, Medical Affairs, who has no involvement in the day-to-day operations of Generex, is set forth in his employment agreement with Generex, including his annual equity award in the form of a warrant to purchase shares of Generex common stock. From time to time, the President and Chief Executive Officer may make recommendations to the Compensation Committee or to the full Board of Directors with respect to the compensation of our Vice President, Medical Affairs. We refer herein to our executive management team and our Vice President, Medical Affairs as the named executives.

The Board of Directors appointed the current members of the Compensation Committee on May 28, 2008 following the Annual Meeting of the Stockholders. Two of the three current members served throughout fiscal 2008. During fiscal 2008, the Compensation Committee convened three times to evaluate and determine compensation for the executive management team with respect to the fiscal years ended July 31, 2007 and 2008.

Historically, the key components of our executive compensation have been base salary, cash bonuses, and equity incentives, including stock bonuses, restricted stock, and stock options awarded at the discretion of our Compensation Committee and Board of Directors. As a development stage company, we have reviewed compensation of our executive management team from time to time and at the discretion of the Compensation Committee when warranted by our financial condition and achievement of our business goals. While the elements of compensation are considered separately, the Compensation Committee ultimately considers the value of the total compensation package provided to the individual named executive.

The Compensation Committee believes the company’s compensation program must take into account the following factors:

•	past levels of compensation adjustments;
•	the expected transition of the company from a development stage company to an operating company;
•	the significant and unpredictable nature of the regulatory approval process for the company’s products; and
•	the potential for growth of the company in the event that regulatory approvals are obtained

In fiscal 2008, the Compensation Committee reviewed and implemented changes in base salaries of the executive management team for the 2008 and prior fiscal years that included retroactive increases, awarded the executive management team cash bonuses and equity awards for fiscal 2007 based upon a blend of the company’s and individual executive's performance. The Compensation Committee has not made any determinations as to bonuses or equity awards for the executive management team with respect to performance or contributions in the fiscal year ended July 31, 2008, but the Compensation Committee expects to consider the matter in the future.

In administering the executive compensation program, our Compensation Committee has relied upon market data provided on a periodic basis by an external consultant, as well as its own understanding and assessment of executive compensation trends. The Compensation Committee also has reviewed compensation data for pharmaceutical and biotechnology companies. In its consideration of compensation for the executive management team, the Compensation Committee has reviewed market data provided external compensation consultants, compensation data compiled by a third-party compensation data firm and publicly available executive compensation data for publicly traded companies.

In August 2007, the Compensation Committee undertook a comprehensive review of compensation for the executive management team for fiscal years 2006 and 2007. At that time, the Compensation Committee was provided with Mercer’s executive compensation assessment which compared compensation levels of Generex executives to those at publicly-traded pharmaceutical and drug delivery companies, which represent the types of companies which Generex considers primary competitors for talent, capital, and/or customers. During the August 2007 review, the Compensation Committee also reviewed other compilations of executive compensation at public biotech companies. Based on its comprehensive review, the Compensation Committee recommended, and the full Board of Directors approved in August 2007, adjustments to the base salaries of the executive management team as of August 1, 2005 and January 1, 2007, including retroactive adjustments, to align compensation of the executive management team with executive compensation levels at Generex’s peer group.

In determining both the levels of compensation and mix of compensation elements for fiscal years 2007 and 2008, the Compensation Committee reviewed publicly available executive compensation information for Generex’s peer companies, executive compensation information as reported in biotechnology and pharmaceutical industry publications, unique aspects of executive roles within Generex including multiple roles performed by named employees, as well as contribution and performance of individual named executives towards achievement of overall company performance, and alignment with shareholder expectations.

In the future the Compensation Committee intends to make compensation determinations, including any increases in base salary for the next calendar year and any bonuses in respect of the prior fiscal year, in the late fall/early winter. The Compensation Committee expects that such a schedule will eliminate the need to award retroactive salary increases in the future. In addition, the Compensation Committee intends to review compensation arrangements in the spring to ensure that compensation levels are appropriate in light of Generex’s financial position and performance at that time.

Components of Compensation

Base Salary

Base salary provides a fixed amount of compensation necessary to attract and retain key executives. It is guaranteed compensation to the named executives for performance of core duties. Historically, annual base salaries for the executive management team have been reviewed periodically relative to the base pay levels for each executive’s position based on the peer group. The Compensation Committee undertook such a review in August 2007. Levels of base salary are targeted at the market top quartile but also reflect the named executive’s individual performance, contribution of the named executive to overall corporate performance and the level of responsibility of the named executive with respect to his or her specific position. Base salary also reflects multiple titles and additional responsibilities of the named executives driven by the operational needs of the company in addition to their titled roles. The base salary amounts paid to the named executives in fiscal year 2008 are reflected in the salary column of the Summary Compensation Table.

Base salaries for the executive management team may be adjusted as determined by the Board of Directors upon recommendation by the Compensation Committee. Factors considered in base salary adjustments include, but are not limited to, the compensation goals adopted by the Board, executive goals determined by management, the Company’s performance, the executive’s individual performance, and market data. In May 2008, the Compensation Committee recommended, and the Board of Directors approved, base salary adjustments of 5% for each member of the executive management team as follows:

Named Executive	Fiscal Year 2008 Retroactive Adjustment (Effective January 1, 2008)
Anna E. Gluskin President and CEO	$525,000

Rose C. Perri COO, CFO, Treasurer and Secretary	$420,000

Mark A. Fletcher EVP and General Counsel	$315,000

Retroactive salary adjustments were last made to base salary compensation in August 2007. No salary adjustments were made in calendar year 2006 or in the first half of calendar year 2007. The Compensation Committee recommended, and the full Board approved, that payment of all unpaid salary adjustment amounts from the retroactive increases to January 1, 2008 be satisfied by June 1, 2008. In determining the levels of the base salary adjustments, the Compensation Committee considered the achievement of certain performance goals by the executive management team, including those considered in connection with the award of cash bonuses and enumerated below.

Cash Bonuses

Performance-based compensation is a key component of our compensation philosophy. Historically, cash bonuses have been provided to attract, motivate, and retain highly qualified executives on a competitive basis and provide financial incentives that promote company success. Executive officer bonus opportunity has been based on the executive’s position within Generex, attainment of specified business objectives and individual contributions to the attainment of those objectives. In the past, the Compensation Committee has granted bonuses to reward achievement relative to specific performance objectives from time to time.

In May 2008, the Compensation Committee recommended, and the full Board approved, cash bonuses for the executive management team with respect to the fiscal year ended July 31, 2007 as follows.

Named Executive	Bonus
Anna E. Gluskin President and Chief Executive Officer	USD $215,000
Rose C. Perri Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	USD $165,000
Mark A. Fletcher Executive Vice President and General Counsel	USD $125,000

The Compensation Committee retains discretion with respect to the amounts of bonuses and the forms of such bonuses paid to each member of the executive management team and the importance attributed to the achievement of various performance milestones. With respect to the cash bonuses awarded in May 2008, the Compensation Committee determined that the bonuses should represent approximately 50% of the weighted average of each named executive’s salary for fiscal 2007. The Compensation Committee used the following structure for the performance-based bonuses: 50% quantitative (25% based on non-financial goals and 25% based on financial goals); 25% qualitative based on unplanned activities with longer term benefits; and 25% discretionary/subjective. In awarding the bonuses, the Compensation Committee considered the role of each member of the executive management team in the achievement of the following goals. The President and CEO and the CFO contributed to the attainment of the following goals, playing a leading or support role or both with respect to each goal:

•	Finalization of Phase III protocol
•	Submission of Ecuadorian dossier in a Middle Eastern country
•	Submission of dossier in an (only one) Eastern European country
•	Launch of GlucoBreak™
•	Launch of BaBoom!™

•	Completion of one clinical batch of Oral-lyn™ at Catalent
•	Completion of one section of the Health Canada submission
•	Phase II breast cancer study initiation for Antigen Express
•	Analyst coverage
•	Procure contract manufacturing for OTC products
•	Identification of half of the Phase III sites
•	Expansion of sales of Glucose RapidSpray™ in Canada and the US
•	Expansion of sales of Glucose RapidSpray™ in another jurisdiction (Middle East)

The Compensation Committee based the bonus for our General Counsel and Executive Vice President on his leading role the attainment of the following goals: finalization of a licensing/marketing agreement in another jurisdiction (Middle East); issuance of a number of patents for core RapidMist™ technology; filing of patents for Glucose RapidSpray™ and a new device application for Oral-lyn™

Long-Term Incentives and Equity Awards

Long-term incentive compensation is made in the form of equity grants subject to a vesting schedule which further align the interests of management with those of stockholders and to enhance shareholder value. Currently, we do not have any long-term cash incentive programs in place for the named executives.

Long-term incentive grants are discretionary and established for the named executives based on our compensation strategy, market practice concerning long-term incentives provided to executives at peer companies and within the broader market, and specific executive role within Generex. Going forward, the Compensation Committee expects to develop a plan whereby long-term incentive awards may be tied to stock price, product development and other company performance factors. At the present, equity incentive awards are subject to vesting over a period of time and are not tied to specific performance measures.

Equity grants have historically been made exclusively through stock options under our various plans, including Generex’s 2000 Stock Option Plan, 2001 Stock Option Plan, as amended, and 2006 Stock Plan, which also allows grants of restricted stock. Going forward, we will weigh the costs to the company of granting stock options under Statement of Financial Accounting Standard (SFAS) 123(R) with the costs to named executive officers of higher income tax liabilities associated with the granting of restricted stock.

In August 2007, the Compensation Committee recommended, and the full Board of Directors approved, discretionary awards of common stock and restricted common stock for the executive management team as follows:

Named Executive	Restricted Shares
Anna E. Gluskin President and CEO	200,000 shares
Rose Perri COO, CFO, Treasurer and Secretary	175,000 shares
Mark A. Fletcher EVP, General Counsel	175,000 shares

Fifty percent of the shares granted to Ms. Gluskin and Ms. Perri vested immediately on the date of grant, while 25% of the shares vest on the first anniversary of the award date and 25% on the second anniversary of the award date. Of the shares granted to Mr. Fletcher, 125,000 shares vested immediately at the award date, 25,000 shares vest on the first anniversary of the award date, and 25,000 shares vest on the second anniversary of the award date. The portions of the stock grants vesting in 2008 and 2009 represent the long-term incentive portions of the awards, while the immediately vested portions of the awards represent awards based on performance criteria pertaining to the fiscal year ended July 31, 2006 and, in the case of Mr. Fletcher, performance related to the fiscal year ended July 31, 2007.

In May 2008, the Compensation Committed recommended, and the full Board of Directors approved, the following discretionary awards to Ms. Gluskin and Ms. Perri in respect of performance in fiscal 2007: an award of stock options to Ms. Gluskin to purchase 50,000 shares of our common stock and an award of stock options to Ms. Perri to purchase 125,000 shares of our common stock. The awards were made pursuant to the 2006 Stock Plan. The stock options have an exercise price equal to the closing trading price of our common stock on the NASDAQ Capital Market on the date of grant ($0.96 per share). The options awarded to each of Ms. Gluskin and Ms. Perri vest as follows: 50% of the options are exercisable on the date of grant; 25% of the options become exercisable on the first anniversary of the date of grant, and the remaining 25% of the options become exercisable on the second anniversary of the date of grant. In determining the amounts of the stock option awards, the Compensation Committee attributed importance to various factors as follows: 50% quantitative (attainment of the goals specified above); 25% long-term incentive and 25% discretionary.

In March 2008, the Compensation Committee recommended, and the full Board of Directors, approved the issuance of a warrant to purchase 50,000 shares of our common stock to Dr. Bernstein pursuant to the terms of his employment agreement with Generex. The five-year warrant has an exercise price of $0.94 per share, which is equal to the closing trading price of our common stock on the NASDAQ Capital Market on the date of grant ($0.94 per share). The warrant was fully exercisable at the date of grant.

In March 2008, the Board of Directors approved the extension of the exercise periods for stock options held by Mr. Fletcher and Dr. Bernstein. By their original terms, the options were due to expire on March 19, 2008, which date fell within a blackout period for trading by the named executive officers. The Board of Directors approved the extension of the exercise periods for the options through April 18, 2008 due to the specific extenuating circumstances. Mr. Fletcher and Dr. Bernstein exercised these options prior to their expiration on April 18, 2008 as set forth in the Option Exercises and Stock Vested in Fiscal Year 2008 table on page 37. We do not reprice or modify the terms of outstanding options on a regular basis.

Benefits and Perquisites

Named executives may participate in benefit plans that are offered generally to salaried employees such as short and long term disability, health and welfare benefits, and paid time off.

We provide very limited perquisites. We provide our President and Chief Financial Officer and our Chief Operating Officer and Chief Financial Officer a car allowance with an estimated value of $800 per month to compensate use of their cars for business purposes.

We do not offer: deferred compensation plans, defined benefit plans, supplemental executive retirement plans, supplemental life insurance, benefit restoration plans, or tax gross-ups on change-in-control benefits. As described below under the caption Tax and Accounting Considerations, we reimbursed our named executive officers for certain income tax liabilities incurred in connection with the award of restricted stock in August 2007. We do not expect to provide such reimbursement on a continuing basis.

Employment and Severance Agreements

We have agreements with our named executives as described in “Employment Agreements and Potential Payments Upon Termination or Change-In-Control” clarifying terms and conditions of their employment. These agreements are designed to provide clarity concerning the employment relationship and provide a competitive benefit level to executives, thus promoting stability among the executive team.

We have agreed to provide severance benefits to the named executives as set forth in the terms of their employment. The intent of the program is to provide the named executives with financial security in the event of a covered termination (including change in control) and to thus support executive retention. To be eligible for certain benefits, including cash payments, under these arrangements, a named executive must experience a covered termination, which may include a change in control, a material reduction in executive compensation, a material change in duties, or a material breach in the agreement by Generex, The benefits payable to Ms. Gluskin, Ms. Perri and Mr. Fletcher upon a change in control of Generex require two conditions, or “double triggers,” to be satisfied: the change in control must occur, and the named executive’s employment must be terminated, voluntarily or involuntarily, as a result of such event. Each of Ms. Gluskin and Ms. Perri would receive cash and stock in the event of a change in control only if each terminates her employment with Generex upon thirty days notice in connection with such event. Under the terms of his employment arrangement, Mr. Fletcher will receive a benefit upon a change in control only if he terminates his employment in connection with such event. Under his employment agreement, Dr. Bernstein is not entitled to a benefit solely as a result of a change-in-control.

As of the end of fiscal year 2008, each of the named executive officers held stock options or restricted stock granted pursuant to the Amended Generex Biotechnology Corporation 2001 Stock Option Plan and the Generex Biotechnology Corporation 2006 Stock Plan. The 2001 Plan provides that outstanding options will become immediately exercisable and vested upon a change in control, unless the Board of Directors or its designee determines otherwise. In the event that Generex will not be the surviving corporation, the Board or its designee has flexibility under the 2001 Plan to determine how to treat stock options. The 2001 Plan does not condition the acceleration and vesting of stock options in such an event upon an option holder’s termination of employment; however, the terms of the 2001 Plan provide that, unless otherwise provided by the Board or its designee, an option holder can exercise outstanding options after the date of his or her termination of employment only if the option holder voluntarily terminated employment with Generex or was terminated without cause by Generex. Under the terms of the 2006 Plan, unvested stock options and restricted stock will become exercisable or unrestricted, as applicable, thirty days prior to the change-in-control event and such acceleration is not conditioned upon the termination of a participant’s employment with Generex. The 2006 Plan further provides that if Generex is not the surviving corporation as a result of a change in control, all outstanding options that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation, and outstanding grants of restricted stock will be converted to similar grants of equity in the surviving corporation.

Tax and Accounting Considerations

The Compensation Committee considers implications of tax and accounting requirements impacting compensation programs from the perspective of the company and the individual named executive officers. The Compensation Committee may also consider sections of the tax code which impact Generex or individual taxpayers. For U.S. taxpayers, the Committee structures its programs to comply with Section 409A of the Internal Revenue Code. In deciding to grant equity awards in the form of restricted stock rather than options in August 2007, accounting expense under FAS 123(R) was a major consideration. The individual income tax liabilities for our executive management team with respect to these awards proved more substantial than initially anticipated. Under Canadian tax laws, the named executive officers incurred income tax liabilities upon the grant of the restricted stock with respect to those shares that vested immediately and upon the subsequent vesting of additional shares on the second anniversary of the grant date.

In light of the substantial and unexpected tax consequences on named executive officers in connection with the August 2007 awards of restricted stocks, the Compensation Committee recommended, and the Board of Directors approved, one-time cash payments to the named executive officers to offset the income tax liabilities incurred with respect to these awards in the following aggregate amounts: Ms. Gluskin - US $261,538 (CAD $281,101); Ms. Perri - US $228,846 (CAD $254,963); and Mr. Fletcher - US $228,846 (CAD $245,963). The cash payments are payable in Canadian dollars because the named executives are residents of Canada. The amounts have been converted to U.S. dollars at the rate of U.S. $1.00 to CAD $1.0748 which represented market exchange rate at the time of the grant. The Compensation Committee initially considered tying the payment of such compensation to the vesting schedule for the restricted shares, but the Compensation Committee subsequently recommended, , with the approval of the Board, that the payment of such compensation be made in lump sum payments due to the variances in the dates and amounts in which tax liabilities would become due and the dates and amounts in which the restricted shares would vest.. Such lump sum amounts were paid to the named executives in 2008.

Given the high individual income tax liabilities resulting from the award of restricted stock, the Compensation Committee expects to grant future equity awards in the form of stock options for the foreseeable future.

Compensation Committee Report

The Compensation Committee of Generex Biotechnology Corporation has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Generex’s Annual Report on Form 10-K/A for the year ended July 31, 2008 and in Generex’s 2009 Proxy Statement.

THE COMPENSATION COMMITTEE
John P. Barratt, Chairman
Nola E. Masterson
Brian T. McGee

Executive Compensation Tables

Summary Compensation Table

The following table provides information concerning compensation of Generex’s named executives for Generex’s last completed fiscal year ending July 31, 2008. In respect of fiscal year 2008, the named executives did not receive compensation in the form of non-equity incentive plan compensation or changes in pension value or non-qualified deferred compensation earnings. Therefore, the table below does not include columns for these types of compensation.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Anna E. Gluskin	2008	$514,583	(1)	$215,000	(2)	$113,250	(3)	$17,516	(4)	$288,775	(5),(6)	$1,149,124
President and Chief Executive Officer	2007	$504,167	(7)	$0	(8)	$151,000	(3)	$0	(9)	$23,916	(10)	$679,083
Rose C. Perri	2008	$411,667	(11)	$165,000	(2)	$99,094	(3)	$41,484	(4)	$256,083	(5),(6)	$973,328
Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	2007	$404,167	(12)	$0	(8)	$132,125	(3)	$0	(9)	$23,916	(10)	$560,208
Mark A. Fletcher	2008	$308,750	(13)	$125,000	(2)	$56,625	(3)	$0		$228,846	(5)	$719,221
Executive Vice President And General Counsel	2007	$314,583	(14)	$0	(8)	$188,750	(3)	$0	(9)	$0		$503,333
Gerald Bernstein, MD	2008	$200,000		$0		$0		$29,500	(15)	$0	(16)	$229,500
Vice President, Medical Affairs	2007	$200,000		$25,000		$0		$62,500	(17)	$0	(16)	$287,500

*Cash compensation is stated in the table in U.S. dollars. To the extent any cash compensation was paid in Canadian dollars, it has been converted into U.S. dollars based on the average Canadian/U.S. dollar exchange rate for the years ended July 31, 2008.

(1)	This amount reflects the base salary earned by the named executive in fiscal 2008 ($500,000) and the retroactive salary increase for fiscal 2008 (to $525,000) approved by the Board on May 6, 2008.
(2)
On May 6, 2008, the Board awarded this discretionary bonus to Ms. Gluskin, Ms. Perri and Mr. Fletcher in respect of fiscal 2007. Due to the timing of the Board’s decision, this bonus is reported as compensation received in fiscal 2008.

(3)
This amount represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal years ended July 31, 2008 and 2007 for restricted stock awards granted in August 2007, a portion of which was in respect of fiscal 2007 and was immediately vested. The fair value is calculated using the closing price of Generex stock on the date of grant. For additional information, refer to Note 20 of our financial statements in the Form 10-K for the year ended July 31, 2007, as filed with the SEC, and Note 13 of our financial statements in the Form 10-K for the year ended July 31, 2008, as filed with the SEC. This amount reflects our accounting expense for these awards, and does not correspond to the actual value that will be recognized by the named executives.

(4)
This amount represents the dollar amount recognized for financial statement reporting purposes in accordance with SFAS No. 123R with respect to the fiscal year ended July 31, 2008 for option awards granted in May 2008 in respect of fiscal year 2007. Such awards were made pursuant to the 2006 Stock Plan. Specifically, amounts reflected in this column related to options to purchase 50,000 shares of common stock granted to Ms. Gluskin and options to purchase 125,000 shares of common stock granted to Ms. Perri on May 27, 2008. The options vest incrementally over two years. The total fair values of the respective option grants are being expensed over the two-year vesting periods for the options. We utilize a closed-form model (Black-Scholes) to estimate the fair value of stock option grants on the date of grant. Assumptions used in the calculation of these amounts are as follows: risk-free interest rate of 1.96%, expected dividend yield of 0.0%, 5 year expected life of options and expected volatility rate of 73.76%.

(5)
This amount includes cash payments to each of the following named executives: Ms. Gluskin - $261,538 (CAD $281,101), Ms. Perri - $228,846 (CAD $245,963) and Mr. Fletcher - $228,846 (CAD $245,963). On May 6, 2008, the Board approved such payments to these named executives to compensate them for income tax liabilities incurred in respect of the restricted stock awards granted in August 2007 as described in the CD&A on page 32. These amounts were converted at the exchange rate of US $1.00 to CAD $1.0748, which represented the market exchange rate on the date of the grant.

(6)
Also included in this amount for each of Ms. Gluskin and Ms. Perri is $27,236.50, which represents 50% of the management fee paid in fiscal 2008 to the property management company that manages all of our real estate properties and is owned by Ms. Perri, Ms. Gluskin and the estate of Mark Perri, our former Chairman of the Board. In addition, Ms. Gluskin and Ms. Perri each receive a car allowance with an estimated value of $800 per month to compensate use of their cars for business purposes, but such amounts have not been included in this column as the total value of such perquisites is less than $10,000 per named executive for fiscal year 2008.

(7)	This amount reflects the base salary earned by the named executive in fiscal 2007 ($425,000) plus the retroactive salary adjustment for fiscal 2007 ($79,167) approved by the Board on August 17, 2007.
(8)
No bonuses were awarded to Ms. Gluskin, Ms. Perri or Mr. Fletcher in respect of fiscal 2007. Bonuses awarded to each of Ms. Gluskin, Ms. Perri and Mr. Fletcher on September 8, 2006 (and paid in cash prior to October 20, 2006) in respect of Generex’s fiscal year ended July 31, 2006 are not included in the above table. We reported these awards in respect of fiscal 2006 as set forth in the Summary Compensation Table of our annual report on Form 10-K/A for the year July 31, 2006, as filed with the SEC.

(9)	No option expenses were recognized in respect of fiscal 2007.
(10)
This amount represents 50% of the management fee paid in fiscal 2007 to the property management company that manages all of our real estate properties and is owned by Ms. Perri, Ms. Gluskin and the estate of Mark Perri, our former Chairman of the Board. Ms. Gluskin and Ms. Perri each receive an a car allowance with an estimated value of $800 per month to compensate use of their cars for business purposes, but such amounts have not been included in this column as the total value of such perquisites is less than $10,000 per named executive for fiscal year 2007.

(11)	This amount reflects the base salary earned by the named executive in fiscal 2008 ($400,000) and the retroactive salary increase for fiscal 2008 (to $420,000) approved by the Board on May 6, 2008
(12)	This amount reflects the base salary earned by the named executive in fiscal 2007 ($325,000) plus the retroactive salary adjustment for fiscal 2007 ($79,1667) approved by the Board on August 17, 2007.
(13)	This amount reflects the base salary earned by the named executive in fiscal 2008 ($300,000) and the retroactive salary increase for fiscal 2008 (to $315,000) approved by the Board on May 6, 2008
(14)	This amount reflects the base salary earned by the named executive in fiscal 2007 ($250,000) plus the retroactive salary adjustment for fiscal 2007 ($64,583) approved by the Board on August 17, 2007.

(15)
This amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended July 31, 2008, in accordance with SFAS No. 123R, of a stock warrant award granted in fiscal year 2008 pursuant to the terms of the named executive’s employment agreement with Generex. The full fair value of the FY 2008 warrant grant is required to be expensed in the year of grant because it was fully vested upon the date of grant. Generex utilizes a closed-form model (Black-Scholes) to estimate the fair value of the warrant grant on the date of grant ($29,500). Assumptions used in the calculation of this amount are as follows: risk-free interest rate of 2.97%, expected dividend yield of 0.0%, 5 - year expected life of options and expected volatility rate of 74.26%.

(16)
We pay certain health insurance premiums for Dr. Bernstein and his spouse, but such amounts have not been included in this column as the total value of such perquisites is less than $10,000 in fiscal years 2008 and 2007.

(17)
This amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended July 31, 2007, in accordance with SFAS No. 123R, of a stock warrant award granted in fiscal year 2007 pursuant to the terms of the named executive’s employment agreement with Generex. The full fair value of the FY 2007 warrant grant is required to be expensed in the year of grant because it was fully vested upon the date of grant. Generex utilizes a closed-form model (Black-Scholes) to estimate the fair value of the warrant grant on the date of grant ($62,500). Assumptions used in the calculation of this amount are as follows: risk-free interest rate of 8.25%, expected dividend yield of 0.0%, 5 - year expected life of options and expected volatility rate of 85.81%.

Grants of Plan-Based Awards in Fiscal 2008

The following table provides information about equity awards granted to the named executives or modified in the fiscal year ended July 31, 2008, including: (1) the grant date; (2) the number of shares underlying all non-incentive plan stock awards, which consist of restricted stock awards to certain of the named executives, (3) all other option or warrant awards, which consist of the number of shares underlying stock options or warrants awarded to the named executives, (4) the exercise price of the stock option or warrant awards, which reflects the closing price of Generex common stock on the date of grant, and (5) the grant date fair value of each equity award computed under SFAS 123R.

Name	Grant Date		All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards
Anna E. Gluskin President and Chief Executive Officer	8/17/2007		200,000	(1)	-		-		$302,000	(2)
	5/27/2008		-		50,000	(3)	$0.96	(4)	$29,500	(5)
Rose C. Perri Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	8/17/2007		175,000	(1)	-		-		$264,250	(2)
	5/27/2008		-		125,000	(3)	$0.96	(4)	$73,750	(5)
Mark A. Fletcher Executive Vice President And General Counsel	8/17/2007		175,000	(1)	-		-		$264,250	(2)
	3/18/2008	(6)	-		250,000		$0.89	(7)	$10,000	(8)
Gerald Bernstein, MD Vice President, Medical Affairs	3/10/2008		-		50,000	(9)	$0.94	(10)	$29,500	(11)
	3/18/2008	(6)	-		50,000		$1.00	(12)	$4,500	(8)

(1)
This figure shows restricted stock awards granted on August 17, 2007. The shares underlying the awards will vest as follows in respect of Ms. Gluskin and Ms. Perri: 50% of the shares awarded vested on the grant date; 25% of the shares awarded vested on August 17, 2008; and 25% of the shares will vest on August 17, 2009. The shares underlying the award to Mr. Fletcher will vest as follows: 125,000 of the shares awarded vested on the date of grant; 25,000 of the shares vested on August 17, 2008; and 25,000 of the shares will vest on August 17, 2009.

(2)	For restricted stock awards, fair value is calculated using the closing price of Generex stock on the grant date of $1.51.
(3)
This figure shows options to purchase shares of common stock granted on May 27, 2008. The grants were made pursuant to the terms of our 2006 Stock Plan. The options vest as follows: 50% of the options are exercisable on the date of grant; 25% of the options become exercisable on the first anniversary of the date of grant, and the remaining 25% of the options become exercisable on the second anniversary of the date of grant

(4)	The stock options have an exercise price equal to the closing trading price of our common stock on the NASDAQ Capital Market on the date of grant ($0.96 per share).
(5)
For stock options, fair value is calculated using the Black Scholes value on the grant date of $0.59. See note (4) of the Summary Compensation Table for a discussion of fair value calculation related to the options and the valuation assumptions made with respect to the options.

(6)
On March 18, 2008, the Board of Directors approved the extension of the exercise periods for such stock options. By their original terms, the options were due to expire on March 19, 2008, which date fell within a blackout period for trading by the named executive officer. The Board of Directors approved the extension of the exercise periods for the options through April 18, 2008.

(7)
The stock options have an exercise price of $0.94 which is equal to the closing trading price of our common stock on April 21, 2003, the date on which Mr. Fletcher commenced his employment with us. These options were approved by the Board of Directors on March 19, 2003 for issuance and full vesting as of the date on which Mr. Fletcher commenced his employment with us.

(8)	This column shows the incremental fair value of the stock options following the extension of the exercise period computed as of the modification date in accordance with SFAS 123R.
(9)
This column shows the number of shares of common stock underlying the warrant granted in the fiscal year ended July 31, 2008 to the named executive pursuant to the terms of his employment agreement with Generex. The warrant was immediately exercisable upon the date of grant. See the description of Dr. Bernstein’s employment agreement with us below under the heading “Employment Agreements and Potential Payments Upon Termination or Change-In-Control.”

(10)	This column shows the exercise price for the shares underlying the warrant granted, which was the closing price of Generex stock on March 10, 2008, the date the Board of Directors granted the warrant.
(11)
This column shows the full grant date fair value the stock warrant under SFAS 123R granted to the named executive in fiscal 2008. The full grant date fair value of the warrant was fully expensed in fiscal 2008 because it was exercisable immediately upon the date of grant. See note (17) of the Summary Compensation Table for a discussion of fair value calculation related to warrant and the valuation assumptions made with respect to the warrant.

(12)	The warrant has an exercise of $1.00, which was the closing price of our common stock on The NASDAQ Capital Market on the original date of grant, March 19, 2003.

Outstanding Equity Awards at 2008 Fiscal Year-End

The following table provides information on the current holdings of stock option and stock awards by the named executives. This table includes unexercised and unvested option awards and unvested restricted stock awards as of July 31, 2008. Each equity grant is shown separately for each named executive. The market value of the shares set forth under the “Stock Awards” column was determined by multiplying the number of unvested shares by the closing price of our common stock on July 31, 2008, the last trading day of fiscal year 2008. The vesting schedule for each outstanding award is set forth in the footnotes to the table. We do not have any “equity incentive plans” as defined in Regulation S-K Item 402(a)((6)(iii); thus, the columns relating to equity incentive awards are not included in the table below. For additional information about the stock option and stock awards, see the description of long-term incentive compensation in the Compensation Discussion and Analysis on page 27.

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Anna E. Gluskin,.	12-13-2004	250,000	(1)	0		$0.61	12-13-2009	-		-
President and	4-5-2005	819,672	(2)	0		$0.001	4-4-2010	-		-
Chief Executive	4-5-2005	301,032	(3)	0		$0.001	4-4-2010	-		-
Officer	8-17-2007	-		-		-	-	100,000	(4)	$80,000
	5-27-2008	25,000	(5)	25,000	(5)	$0.96	5-26-2013	-		-
Rose C. Perri,	12-13-2004	250,000	(1)	0		$0.61	12-13-	-		-
Chief Operating							2009
Officer, Chief Financial	4-5-2005	409,836	(6)	0		$0.001	4-4-2010	-		-
Officer,	4-5-2005	166,916	(7)	0		$0.001	4-4-2010	-		-
Treasurer	8-17-2007	-		-		-	-	87,500	(4)	$70,000
And Secretary	5-27-2008	62,500	(5)	62,500	(5)	$0.96	5-26-2013	-		-

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Mark E.	12-13-2004	250,000	(1)	0	$0.61	12-13-
Fletcher,						2009
Executive Vice	4-5-2005	327,869	(8)	0	$0.001	4-4-2010	-		-
President	4-5-2005	142,857	(9)	0	$0.001	4-4-2010	-		-
and General Counsel	8-17-2007	-		-	-	-	50,000	(4)	$40,000
Gerald	12-13-2004	100,000	(1)	0	$0.61	12-13-
Bernstein, MD,						2009
Vice President,	4-18-2006	50,000	(10)	0	$2.66	4-17-2011	-		-
Medical Affairs	3-5-2007	50,000	(10)	0	$1.71	3-5-2012	-		-
	3-10-2008	50,000	(10)	0	$0.94	3-10-2013	-		-

(1)
These stock options were approved by the Board of Director on April 5, 2005 with an effective grant date of December 13, 2004. The exercise price per share is equal to the closing price of Generex common stock on December 13, 2004. These options were exercisable immediately upon their grant. The fair value of Generex common stock on April 5, 2005 was $0.56 per share.

(2)
These options were granted to Ms. Gluskin representing a bonus of $500,000 awarded to Ms. Gluskin on April 5, 2005. The number of shares awarded was calculated using the closing price of the common stock on The NASDAQ Capital Market on December 13, 2004 ($0.61 per share). The options were immediately exercisable on the date of grant. They were issued under the 2001 Plan. The fair value of Generex common stock on April 5, 2005 was $0.56 per share.

(3)
These options were issued to Ms. Gluskin on April 5, 2005 in satisfaction of retroactive salary adjustment as of August 1, 2004 and unpaid salary amounts accrued through March 31, 2005 ($168,578). The number of shares was calculated using the closing price of the common stock on the NASDAQ Capital Market on April 4, 2005 ($0.56 per share). The options were immediately exercisable on the date of grant and were issued under the 2001 Plan.

(4)
This shares of restricted stock were granted on August 17, 2007. The shares underlying the awards to Ms. Gluskin (200,000) and Ms. Perri (175,000) will vest as follows: 50% of the shares awarded vested on the grant date; 25% of the shares awarded vest on August 17, 2008; and 25% of the shares will vest on August 17, 2009. The shares underlying the award to Mr. Fletcher will vest as follows: 125,000 of the shares awarded vested on the date of grant; 25,000 of the shares vest on August 17, 2008; and 25,000 of the shares will vest on August 17, 2009.

(5)
These options were granted on May 27, 2008. The grants were made pursuant to the terms of our 2006 Stock Plan. The options vest as follows: 50% of the options are exercisable on the date of grant; 25% of the options become exercisable on the first anniversary of the date of grant, and the remaining 25% of the options become exercisable on the second anniversary of the date of grant.

(6)
These options were granted to Ms. Perri representing a bonus of $250,000 awarded to Ms. Perri on April 5, 2005. The number of shares awarded was calculated using the closing price of the common stock on The NASDAQ Capital Market on December 13, 2004 ($0.61 per share). The options were immediately exercisable on the date of grant. They were issued under the 2001 Plan.

(7)
These options were issued to Ms. Perri on April 5, 2005 in satisfaction of retroactive salary adjustment as of August 1, 2004 and unpaid salary amounts accrued through March 31, 2005 ($93,473). The number of shares was calculated using the closing price of the common stock on the NASDAQ Capital Market on April 4, 2005 ($0.56 per share). The options were immediately exercisable on the date of grant and were issued under the 2001 Plan.

(8)
These options were granted to Mr. Fletcher representing a bonus of $200,000 awarded to Mr. Fletcher on April 5, 2005. The number of shares awarded was calculated using the closing price of the common stock on The NASDAQ Capital Market on December 13, 2004 ($0.61 per share). The options were immediately exercisable on the date of grant. They were issued under the 2001 Plan. The fair value of Generex common stock on April 5, 2005 was $0.56 per share.

(9)
These options were issued to Mr. Fletcher on April 5, 2005 in satisfaction of retroactive salary adjustment as of August 1, 2004 and unpaid salary amounts accrued through March 31, 2005 ($80,000). The number of shares was calculated using the closing price of the common stock on the NASDAQ Capital Market on April 4, 2005 ($0.56 per share). The options were immediately exercisable on the date of grant and were issued under the 2001 Plan.

(10)
A warrant to purchase 50,000 shares of our common stock was issued to Dr. Bernstein on an annual basis pursuant to the terms of his employment agreement with Generex. The exercise price per share was the closing price of our common stock on The NASDAQ Capital Market on the date of grant. The warrant was fully exercisable upon the date of grant.

Option Exercises and Stock Vested in Fiscal Year 2008

The following table sets forth the number of shares acquired and the value realized upon exercise of stock options and vesting of restricted stock awards during fiscal year 2008 each of the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Anna E. Gluskin, President and Chief Executive Officer	0	$0	100,000	$151,000
Rose C. Perri, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	0	$0	87,500	$132,125
Mark E. Fletcher, Executive Vice President and General Counsel	250,000	$27,500	125,000	$188,750
Gerald Bernstein, MD, Vice President, Medical Affairs	50,000	$0	-	-

(1)
Value realized on exercise is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the named executive officer.

In March 2008, the Board of Directors approved the extension of the exercise periods for stock options held by Mark Fletcher and Gerald Bernstein, M.D. By their original terms, the options were due to expire on March 19, 2008, which date fell within a blackout period for trading by the named executive officers. The Board of Directors approved the extension of the exercise periods for the options through April 18, 2008. On April 8, 2008, Dr. Bernstein exercised such options for the purchase of 50,000 shares of our common stock at the exercise price of $1.00 per share. On April 18, 2008, Mr. Fletcher exercised such options for the purchase of 250,000 shares of our common stock at the exercise price of $0.89 per share. The option exercises by Dr. Bernstein and Mr. Fletcher are set forth in the above table.

Nonqualified Deferred Compensation

On December 9, 2005, the Board of Directors approved a one-time recompense payment in the aggregate amount of $1,000,000 for each of Ms. Gluskin and Ms. Perri in recognition of Generex’s failure to remunerate each of Ms. Gluskin and Ms. Perri in each of the fiscal years ended July 31, 1998, 1999, 2000 and 2001 in a fair and reasonable manner commensurate with comparable industry standards and Ms. Gluskin and Ms. Perri’s duties, responsibilities and performance during such years. Such amounts were payable (i) in cash at such time or times and in such amounts as determined solely by Ms. Gluskin or Ms. Perri, as applicable, and/or (ii) in shares of Generex’s common stock at such time or such times as determined by Ms. Gluskin or Ms. Perri, as applicable, provided that the conversion price for any such shares was equal to the average closing price of Generex’s common stock ($0.95) on the NASDAQ Capital Market for the 20 successive trading days immediately preceding, but not including, December 9, 2005. No interest or other earnings are accrued on this deferred compensation.

We did not make any payment of this deferred compensation during fiscal 2007 or 2008. In fiscal 2006, Ms. Perri requested payment of $415,742.30 which she used to repay a note due from EBI, Inc., a shareholder of Generex that is controlled by the estate of Generex’s former Chairman of the Board, Mark Perri. The note was non-interest bearing, unsecured and did not have any fixed terms of repayment. Generex extended the note to EBI, Inc. in May 1997.

At July 31, 2008, the dollar amounts of the total balance of Ms. Gluskin’s and Ms. Perri’s deferred compensation were as follows:

Name	Aggregate Balance at 2008 FYE ($)
Anna Gluskin	$911,433.00
Rose C. Perri	$584,172.00

Other Benefit Plans

We have no defined benefit or actuarial pension plans.

Employment Agreements

Terms of Employment for Ms. Gluskin and Ms. Perri

On December 9, 2005, upon the recommendation of a majority of the members of the Compensation Committee, the Board of Directors approved the terms and conditions of employment for Ms. Gluskin as President and Chief Executive Officer and Ms. Perri as Chief Financial Officer and Chief Operating Officer. Prior to such date, Ms. Gluskin and Ms. Perri served in such capacities without formal employment terms. The terms of employment with Ms. Gluskin and Ms. Perri have not been memorialized in separate written agreements. The material terms of Generex’s employment of each of Ms. Gluskin and Ms. Perri are identical except as otherwise noted and are as follows:

•
Each named executive’s employment is effective as of January 1, 2006. The initial term of employment is five years, subject to the termination provisions described below. Generex or either executive may give notice of non-renewal not less than six months prior to the expiration of the term. If no such notice is given, the term of employment will extend indefinitely and will be terminable upon not less than six months’ prior written notice.

•
The named executive will be entitled to an annual bonus as determined by Generex’s Compensation Committee in respect of each fiscal year of Generex during the term of employment and reimbursement of all reasonable expenses incurred by her in connection with Generex’s business.

•	The named executive will be included on any management slate of nominees submitted to Generex’s stockholders for election to the Board of Directors.
•	Standard employee confidentiality, non-competition and non-solicitation covenants will apply.
•	Each named executive is entitled to receive an annual base salary under the terms of her respective employment with Generex, which salary may not be reduced during the term of such employment.
•	Each named executive’s employment may be terminated:

(a)        By Generex for cause (without any additional payment to the named executive);

(b)       automatically upon expiration of the term;

(c)        automatically upon the named executive’s death or disability; or

(d)        By the named executive upon thirty days’ prior written notice if there is a:

(i)           a material change in duties (other than removal of the title of Chief Financial Officer and the duties associated therewith in the case of Ms. Perri),

(ii)           a material reduction in the named executive’s remuneration,

(iii)         a material breach of the terms of employment by Generex,

(iv)         a change of control of Generex, or

(v)          a sale of all or substantially all of the property and assets of Generex.

In the event of termination pursuant to clause (b) above as a result of Generex’s notice of non-renewal or pursuant to clause (d) above, Generex will pay the named executive an amount equal to the greater of:

(x)        an amount equal to five times the named executive’s base annual salary as of the date of termination, which amount will be payable in a lump sum on the date of termination, or

(y)        $5,000,000, $3,000,000 of which will be payable in a lump sum on the date of termination and $2,000,000 of which will be payable in stock issuable within three business days of the date of termination and valued at the 20-day volume weighted average price as of the close of business on the date of termination.

In addition, in such a termination event, the named executive will be entitled to participate in and receive benefits for a period of twelve months following termination and will have no duty to mitigate.

Terms of Employment for Mr. Fletcher

On March 17, 2003, our Board of Directors approved the terms and conditions of Mr. Fletcher’s employment, prior to his joining Generex on or about April 21, 2003. Pursuant to the terms of his employment, Mr. Fletcher holds the position of Executive Vice President and General Counsel. Subject to termination in accordance with the terms and conditions of his employment, Mr. Fletcher's term of service extends through March 16, 2008, which term has not been formally extended to date. Mr. Fletcher is entitled to receive annual base compensation and may receive additional cash bonuses at the discretion of the Board of Directors.

The terms of his employment provide that Mr. Fletcher will be bound by standard restrictive covenants prohibiting him from disclosing confidential information about Generex. Either party may give at least 12 months’ notice of non-renewal of the term; if such notice is not given, the term of employment will be indefinite.

Generex may terminate its obligations with respect to Mr. Fletcher’s employment as follows:

(i)           upon 30 days written notice;

(ii)           for “cause”;

(iii)          in the event of Mr. Fletcher’s disability;

(iv)          in the event of Mr. Fletcher’s death; or

(v)           in the event of Mr. Fletcher voluntarily resigning.

Mr. Fletcher may terminate his obligations upon 30 days written notice upon:

(a)        a material change in his duties,

(b)        a material reduction in compensation,

(c)        a material breach or default by Generex, or

(d)        a change in control of Generex which includes but is not limited to the replacement of Anna Gluskin as a director or Chief Executive Officer.

In the event that Mr. Fletcher terminates his employment voluntarily (and not under the circumstances described in (a), (b), (c) or (d) above) or Generex terminates his employment under the circumstances described in (ii), (iii) , (iv) or (v) above, Mr. Fletcher will be entitled only to that portion of his base salary due and owing as of his last day worked, less any amounts owed to Generex. Under these circumstances, he will not be entitled to any bonus or incentive compensation.

If Generex terminates Mr. Fletcher’s employment under the circumstance described in (i) above (and not for cause, disability or death) or Mr. Fletcher gives notice of termination pursuant to (a), (b), (c) or (d) above, Mr. Fletcher will be entitled to receive a lump sum severance payment on the termination date in an amount equal to 18 months of base salary plus the average annual bonus paid to him during each fiscal year of the term of his employment and he will be entitled to participate in and receive benefits for 18 months after the termination date. Mr. Fletcher will have 90 days after the eighteenth month anniversary of the termination date to exercise vested options, and all unvested options that he holds will accelerate and fully vest on the termination date. He has no duty to mitigate his damages based on the termination of employment.

Dr. Bernstein’s Employment Agreement

Dr. Bernstein is compensated pursuant to his employment agreement with Generex. In April 2002, Generex entered into an employment agreement with Dr. Bernstein, which was subsequently amended in April 2005 and in March 2008. The term of the agreement commenced April 1, 2002 and, pursuant to the 2008 amendment, extends until March 31, 2011, subject to termination in accordance with the agreement. Pursuant to the terms of his employment agreement, Dr. Bernstein holds the position of Vice President of Medical Affairs. Dr. Bernstein’s current annual base compensation is $200,000. He is entitled to reimbursement for health insurance premiums for himself and his spouse and for professional expenses, including journals and professional societies, up to $4,000 annually. Under the agreement, as amended, Dr. Bernstein is entitled to receive options to purchase 50,000 shares of common stock for each year of employment, but he is no longer entitled to monthly advances against potential cash bonuses. On March 10, 2008, pursuant to the terms of Dr. Bernstein’s agreement in respect of contract year ending March 31, 2008, the Board of Directors granted Dr. Bernstein a warrant to purchase 50,000 shares of Generex common stock. The exercise price of the warrant was $0.94 per share, which represented the closing price of the common stock on the NASDAQ Capital Market on March 10, 2008. Dr. Bernstein has not exercised this warrant to date.

The agreement contains restrictive covenants prohibiting Dr. Bernstein from disclosing confidential information and from competing with Generex or soliciting Generex’s employees or consultants for another business for a period of at least twelve months after his termination.

Dr. Bernstein’s employment agreement may be terminated as follows:

(i)           by either party upon 90 days written notice;

(ii)          by Generex for “cause” as defined in the agreement;

(iii)         immediately by Generex upon Dr. Bernstein’s death;

(iv)         immediately by Generex if Dr. Bernstein has been unable to perform his regular duties due to disability for more than 9 months in any 12 month period;

(v)          by Dr. Bernstein for Generex’s material breach or default that continues after notice and a 14-day cure period.

In the event that Dr. Bernstein terminates his agreement under the circumstances described in (v) above, Dr. Bernstein is entitled to a severance payment equal to the sum of (x) the lesser of (A) $150,000 or (B) the amount of base salary payable under the remaining term of the agreement, plus (y) all bonus or other incentive or deferred compensation earned or credited to him as of the date of his termination notice to Generex. This payment is payable within 14 days of his termination notice to Generex.

In the event that Dr. Bernstein voluntarily terminates his employment except as described in (v) above or Generex terminates his employment under the circumstances described in (ii), (iii) or (iv) above, Dr. Bernstein will receive only that portion of his base salary due and owing as of his last day worked, less any amounts owed to Generex. Under these circumstances, he will not be entitled to any bonus or incentive compensation.

If Generex terminates Dr. Bernstein’s employment under the circumstance described in (i) above, Dr. Bernstein will be entitled to severance payments of monthly payments equal to his monthly payments of base salary for the lesser of twelve months or the remainder of the term of the agreement, plus bonus or incentive compensation earned or credited to him as of the date of Generex’s termination notice to him.

Potential Payments Upon Termination or Change-In-Control

The following table shows potential payments to our named executives under existing employment agreements, plans or arrangements, whether written or unwritten, for various scenarios involving termination of employment or a change in control, assuming termination on July 31, 2008 and, if applicable, based upon the closing stock price of Generex common stock on that date. These benefits are in addition to benefits available generally to salaried employees who joined the company prior to 2008, such as distributions under the 401(k) savings plan, disability and death benefits and accrued vacation pay.

The following table provides the intrinsic value (that is, the value based upon Generex’s stock price, and in the case of options minus the exercise price) of equity awards that would become exercisable or vested if the named executive had died or become disabled or been terminated as of July 31, 2008.

The terms of employment for Ms. Gluskin, Ms. Perri and Mr. Fletcher do not provide specific definitions for the various termination events. The definitions for certain termination events as defined in the employment agreement of Dr. Bernstein are set forth below. For the purposes of the table, below are the standard definitions for certain termination events as defined in the Amended Generex 2001 Stock Option Plan, which we refer to as the “2001 Plan,,” and the 2006 Stock Plan, which refer to as the “2006 Plan.”

"Cause" means that a named executive has:

(i)          breached his or her employment or service contract with Generex;

(ii)         engaged in disloyalty to Generex, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service;

(iii)        disclosed trade secrets or confidential information of Generex to persons not entitled to receive such information;

(iv)        breached any written confidentiality, non-competition or non-solicitation agreement between the named executive and Generex; or

(v)         has engaged in such other behavior detrimental to the interests of Generex as determined by the Compensation Committee.

“Change in Control” means any of the following:

(i)           a liquidation or dissolution of Generex,

(ii)          a sale of all or substantially all of Generex’s assets,

(iii)         a merger in which Generex’s stockholders hold less than a majority of the voting stock in the surviving corporation, or

(iv)         when a person or group acquires control of a significant percentage of the voting stock without the approval of the Board of Directors (20% under the 2001 Plan and 50% or more under the 2006 Plan).

“Disability" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Potential Payments Upon Termination or Change in Control for Named Executives as of July 31, 2008
Name	Benefit	Cause		Without Cause/Non- Renewal		Voluntary Termination by Executive		Breach by Generex (1)		Change in Control		Disability		Death
Anna E. Gluskin	Cash Payment (2)	$0		$3,000,000		$0		$3,000,000		$3,000,000		(15)		(15)
	Stock (3)	$0		$2,000,000		$0		$2,000,000		$2,000,000		$0		$0
	Stock Options	$970,357	(4)	$970,357	(5)	$970,357	(5)	$970,357	(5)	$970,357	(9)	$970,357	(6)	$970,357	(7)
	Restricted Stock (16)	$0		$0		$0		$0		$0		$0		$0
	Benefits	$0		$0	(8)	$0	(8)	$0	(8)	$0	(8)	$0		$0
	Total	$970,357		$5,970,357		$970,357		$5,970,357		$5,970,357		$970,357		$970,357

Rose C. Perri	Cash Payment (2)	$0		$3,000,000		$0		$3,000,000		$3,000,000		(15)		(15)
	Stock (3)	$0		$2,000,000		$0		$2,000,000		$2,000,000		$0		$0
	Stock Options	$524,860	(4)	$524,860	(5)	$524,860	(5)	$524,860	(5)	$524,860	(9)	$524,860	(6)	$524,860	(7)
	Restricted Stock (16)	$0		$0		$0		$0		$0		$0		$0
	Benefits	$0		$0	(8)	$0	(8)	$0	(8)	$0	(8)	$0		$0
	Total	$524,860		$5,524,860		$524,860		$5,524,860		$5,524,860		$524,860		$524,860

Mark A. Fletcher	Cash Payment	$0		$772,111	(10)	$0		$772,111	(10)	$772,111	(10)	(15)		(15)
	Stock	$0		$0		$0		$0		$0		$0		$0
	Stock Options	$438,025	(4)	$438,025	(5), (11)	$438,025	(5)	$438,025	(5), (11)	$438,025	(9)	$438,025	(6)	$438,025	(7)
	Restricted Stock (16)	$0		$0		$0		$0		$0		$0		$0
	Benefits	$0		$0	(8),(10)	$0	(8)	$0	(8), (10)	$0	(8), (10)	$0		$0
	Total	$438,025		$1,210,135		$438,025		$1,210,135		$1,210,135		$438,025		$438,025

Name	Benefit	Cause		Without Cause/Non- Renewal		Voluntary Termination by Executive		Breach by Generex (1)		Change in Control		Disability		Death
Gerald Bernstein, M.D.	Cash Payment	$0	(12)	$133,334	(13)	$0		$133,134	(14)	$0		(15)		(15)
	Stock	$0		$0		$0		$0		$0		$0		$0
	Stock Options	$21,000	(4),(12)	$21,000	(5)	$21,000	(5)	$21,000	(5)	$21,000	(9)	$21,000	(6)	$21,000	(7)
	Restricted Stock	$0		$0		$0		$0		$0		$0		$0
	Benefits	$0	(12)	$0	(13)	$0		$0	(14)	$0		$0		$0
	Total	$21,000		$154,333		$21,000		$154,333		$21,000		$21,000		$21,000

(1)	In the case of Ms. Gluskin, Ms. Perri and Mr. Fletcher, this termination event includes a material change in duties or material reduction in remuneration of such named executive.
(2)	This amount would be payable upon the date of termination in a lump sum.
(3)
This amount would be payable in shares of Generex common stock based upon the 20-day volume weighted average price ($0.82) as of the close of business on the date of termination. Such shares would be issuable within three business days of the date of termination.

(4)
The options granted on April 5, 2005 (including those effective as of December 13, 2004) survive termination of the named executive’s employment. Other options granted to the named executive pursuant to the 2001 Plan and any options granted pursuant to the 2006 Plan would terminate immediately - and shares underlying such options forfeited - upon the named executive’s termination for cause. Warrants issued to Dr. Bernstein on April 18, 2006, March 5, 2007 and March 10, 2008 would survive termination of employment.

(5)
The 2001 and 2006 Plans permit a named executive who voluntarily terminates employment with Generex or whose employment is terminated without cause to exercise vested options outstanding at the date of termination for a period of up to 90 days thereafter or the expiration date of the option, whichever is earlier. Warrants issued to Dr. Bernstein on April 18, 2006, March 5, 2007 and March 10, 2008 would survive termination of employment without cause or voluntary termination.

(6)
The 2001 and 2006 Plans permit a named executive to exercise vested options outstanding at the time of the named executive’s cessation of employment due to disability for a period of up to one year thereafter or the expiration of the option, whichever is earlier. Warrants issued to Dr. Bernstein on April 18, 2006, March 5, 2007 and March 10, 2008 would survive termination of employment.

(7)
The 2001 and 2006 Plans permit a named executive’s beneficiary to exercise vested options outstanding at the time of the named executive’s death for a period of up to one year after death or the expiration date of the option, whichever is earlier. Warrants issued to Dr. Bernstein on April 18, 2006, March 5, 2007 and March 10, 2008 would permit his beneficiary to exercise such warrants after his death.

(8)
Ms. Gluskin, Ms. Perri and Mr. Fletcher would be entitled to receive health benefits for a period of 12 months after termination of employment. Since these benefits are widely available to salaried employees of Generex, they are excluded from the table above. The total aggregate value of these benefits in each case is below $5,000.

(9)
The 2001 and 2006 Plan provide for the acceleration of exercisability and vesting of any outstanding options and removal of all restrictions and conditions on outstanding restricted stock awards, unless otherwise determined by the Board of Directors or its designee. We have assumed for purposes of this column that the named executive will exercise all of his/her fully exercisable and vested options and will receive all shares underlying restricted stock awards in connection with a change of control of Generex, which we have assumed occurred on July 31, 2008.

(10)
Pursuant to his employment arrangement, if Generex terminates Mr. Fletcher’s employment upon written notice (and not for cause, disability or death) or Mr. Fletcher gives notice of termination pursuant to a material change in duties, reduction of remuneration, material default or breach by Generex or change in control of Generex, Mr. Fletcher will be entitled to receive a lump sum severance payment on the termination date in an amount equal to 18 months of base salary plus the average annual bonus paid to him during each fiscal year of the term of his employment and he will be entitled to participate in and receive benefits for 18 months after the termination date.

(11)
Pursuant to the terms of his employment with Generex, if Generex terminates Mr. Fletcher’s employment upon written notice (and not for cause, disability or death) or Mr. Fletcher gives notice of termination pursuant to a material change in duties, reduction of remuneration, material default or breach by Generex or change in control of Generex, Mr. Fletcher will have 90 days after the eighteenth month anniversary of the termination date to exercise vested options.

(12)
In his employment agreement with Generex, for “cause” means Dr Bernstein has: (i) become disqualified or prohibited from carrying out his material duties or functions; (ii) been convicted of any felony or other crime which discredits Generex; (iii) committed any act of misconduct which discredits or causes material harm to Generex; (iv) made any material misrepresentation in connection with his employment; or (v) failed to carry out any of his material duties after notice and a thirty-day cure period.

(13)
If Generex terminates Dr. Bernstein’s employment on 90 days written notice, Dr. Bernstein will be entitled to severance payments of monthly payments equal to his monthly payments of base salary for the lesser of twelve months or the remainder of the term of the agreement, plus bonus or incentive compensation earned or credited to him as of the date of Generex’s termination notice to him.

(14)
In the event that Dr. Bernstein terminates his agreement based on Generex’s material breach or default, Dr. Bernstein is entitled to a severance payment equal to the sum of (x) the lesser of (A) $200,000 or (B) the amount of base salary payable under the remaining term of the agreement, plus (y) all bonus or other incentive or deferred compensation earned or credited to him as of the date of his termination notice to Generex. This payment is payable within 14 days of his termination notice to Generex.

(15)
Each named executive is entitled to receive monthly disability payments and his/her survivor(s) are entitled to receive a lump sum payment upon such named executive’s death, in either case up to an amount equal to his/her annual base salary or $100,000, whichever is less. Insurance premiums are paid by Generex, and such insurance coverage widely available to all salaried employees at Generex. Thus, the amounts payable upon the disability or death of the named executive (as well as the premiums paid by Generex) are excluded from the table above.

(16)
The restricted stock award agreement with the named executive officers provides that in the event the named executive ceases to be employed by, or provide service to, us, any unvested shares of restricted stock will be immediately forfeited.

CERTAIN TRANSACTIONS

Changes in Control

We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in the change in control of Generex.

Certain Relationships and Related Transactions

Review of Related Party Transactions

We presently have a policy requiring approval by stockholders or by a majority of disinterested directors of transactions in which one of our directors has a material interest apart from such director's interest in Generex. We also have a policy requiring the approval by the Audit Committee for any transactions in which a director or an executive officer has a material interest apart from such director's or officer’s interest in Generex.

Related Transactions

Prior to January 1, 1999, a portion of our general and administrative expenses resulted from transactions with affiliated persons, and a number of capital transactions also involved affiliated persons. Although these transactions were not the result of "arms-length" negotiations, we do not believe that this fact had a material impact on our results of operations or financial position. Prior to December 31, 1998, we classified certain payments to executive officers for compensation and expense reimbursements as "Research and Development - related party" and "General and Administrative - related party" because the executive officers received such payments through personal services corporations rather than directly. After December 31, 1998, these payments have been and will continue to be accounted for as though the payments were made directly to the officers, and not as a related party transaction. With the exception of our arrangement with our management company described below, we do not foresee a need for, and therefore do not anticipate, any related party transactions in the current fiscal year.

On May 3, 2001, we advanced $334,300 to each of three senior officers, who are also our stockholders, in exchange for promissory notes. These notes bore interest at 8.5% per annum and were payable in full on May 1, 2002. These notes were guaranteed by a related company owned by these officers and secured by a pledge of 2,500,000 shares of our common stock owned by this related company. On June 3, 2002, our Board of Directors extended the maturity date of the loans to October 1, 2002. The other terms and conditions of the loans and guaranty remained unchanged and in full force and effect. As of July 31, 2002, the balance outstanding on these notes, including accrued interest, was $1,114,084. Pursuant to a decision made by the Compensation Committee as of August 30, 2002, these loans were satisfied through the application of 592,716 shares of pledged stock, at a value of $1.90 per share, which represented the lowest closing price during the sixty days prior to August 30, 2002.

On December 9, 2005, our Board of Directors approved a one-time recompense payment in the aggregate amount of $1,000,000 for each of Ms. Gluskin, our Chairwoman, Chief Executive Officer and President, and Ms. Rose Perri, our Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary, in recognition of the company’s failure to remunerate each of Ms. Gluskin and Ms. Perri in each of the fiscal years ended July 31, 1998, 1999, 2000 and 2001 in a fair and reasonable manner commensurate with comparable industry standards and Ms. Gluskin’s and Ms. Perri’s duties, responsibilities and performance during such years. The payment of such amount to each of Ms. Gluskin and Ms. Perri will be made (a) in cash at such time or times and in such amounts as determined solely by Ms. Gluskin or Ms. Perri, as applicable, and/or (b) in shares of our common stock at such time or times as determined by Ms. Gluskin or Ms. Perri, as applicable, provided that the conversion price for any such shares shall be equal to the average closing price of our common stock on the NASDAQ Capital Market for the 20 successive trading days immediately preceding, but not including, December 9, 2005. The amounts were not paid as of July 31, 2008 with the exception of $415,742.30 that was used by Ms. Perri to repay Note Receivable, Due from Related Party. The amount was due from EBI, Inc., a shareholder of the Company that is controlled by the estate of the Company’s former Chairman of the Board, Mark Perri. The note was not interest bearing, unsecured and did not have any fixed terms of repayment. The note was extended to EBI, Inc. in May 1997.

Real Estate Transactions: On August 7, 2002, we purchased real estate with an aggregate purchase price of approximately $1.6 million from an unaffiliated party. In connection with that transaction, Angara Enterprises, Inc., a licensed real estate broker that is an affiliate of Ms. Gluskin received a commission from the proceeds of the sale to the seller in the amount of 3% of the purchase price, or $45,714. We believe that this is less than the aggregate commission which would have been payable if a commission had been negotiated with an unaffiliated broker on an arm's length basis.

On December 9, 2005, our Board of Directors approved the grant to Ms. Perri of a right of first refusal in respect of any sale, transfer, assignment or other disposition of either or both real properties municipally known as 1740 Sismet Road, Mississauga, Ontario and 98 Stafford Drive, Brampton, Ontario (collectively, the “Properties”). We granted Ms. Perri this right in recognition of the fair market value transfer to us during the fiscal year ended July 31, 1998 by Ms. Perri (or parties related to her) of the Properties.

We utilize a management company to manage all of our real properties. The property management company is owned by Ms. Perri, Ms. Gluskin and the estate of Mark Perri, our former Chairman of the Board. In the fiscal years ended July 31, 2008 and 2007, we paid the management company approximately $54,473 and $47,832, respectively, in management fees. We believe that the amounts paid to the management company approximate the rates that would be charged by a non-affiliated property management company.

Consulting Fees. Peter Amanatides, a former director, is the Senior Vice-President and Chief Operating Officer of PharmaLogika, Inc., a private consulting firm in the pharmaceuticals regulatory field. At July 31, 2008, we owed a balance of $50,000 in fees to PharmaLogika for services rendered. We do not expect to pay any further fees to PharmaLogika going forward. Mr. Amanatides is neither a director nor a shareholder of PharmaLogika.

Private Placement of Notes and Warrants. One of the institutional investors in the March 2008 private placement of our 8% secured convertible notes and warrants was Cranshire Capital, L.P. Cranshire purchased notes in the aggregate principal amount of $5,000,000 and received Series A Warrants initially exercisable for 1,273,058 shares of common stock, Series A-1 Warrants initially exercisable for 1,826,115 shares, Series B Warrants initially exercisable for 4,132,231 and Series C Warrants initially exercisable for 3,099,173.  A description of the March 2008 private placement and the notes and warrants is set forth under Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Financial Condition, Liquidity and Resources - Secured Convertible Notes and Warrants in our annual report for the year ended July 31, 2008 on Form 10-K filed on October 10, 2008. On April 9, 2008, following the closing of the March 2008 private placement, Cranshire jointly filed a Schedule 13G with Downsview Capital, Inc. and Mitchell P. Kopin reporting beneficial ownership of more than 5% of our outstanding shares of common stock.  On February 11, 2009, Cranshire jointly filed an amendment to Schedule 13G with Downsview Capital, Inc. and Mitchell P. Kopin reporting beneficial ownership of more 9.99% of our outstanding shares of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table on the following pages sets forth information regarding the beneficial ownership of the common stock by:

•	Our executive officers and directors;
•	All directors and executive officers as a group; and
•	Each person known to us to beneficially own more than five percent (5%) of our outstanding shares of common stock.

The information contained in these tables is as of May 21, 2009. At that date, we had 179,400,384 shares of common stock outstanding.

We have redeemed our 1,000 shares of Special Voting Rights Preferred Stock as of April 5, 2007 for the aggregate redemption price of $100.

A person is deemed to be a beneficial owner of shares if he has the power to vote or dispose of the shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options or warrants that are presently exercisable or that will become exercisable within sixty (60) days.

Except as otherwise indicated, the address of each person named in the table below is c/o Generex Biotechnology Corporation, 33 Harbour Square, Suite 202, Toronto, Canada M5J 2G2.

Beneficial Ownership

Name of Beneficial Owner	Number of Shares	Percent of Class

(i) Directors and Executive Officers

Peter G. Amanatides (1)	1,000	*
John P. Barratt (2)	425,714	*
Gerald Bernstein, M.D. (3)	303,469	*
Mark Fletcher (4)	930,744	*
Anna E. Gluskin (5)	2,515,498	1.4%
Rose C. Perri (6)	4,940,304	2.8%
Brian T. McGee (7)	455,714	*
Nola Masterson (8)	102,700	*
Officers and Directors as a group (8 persons)	9,675,143	5.4%

Name of Beneficial Owner	Number of Shares	Percent of Class

(ii) Other Beneficial Owners (and their addresses)
EBI, Inc. In Trust(9) c/o Miller & Simons First Floor, Butterfield Square P.O. Box 260 Providencials Turks and Caicos Islands British West Indies	1,441,496	1.0%

GHI, Inc. In Trust (10) c/o Miller & Simons First Floor, Butterfield Square P.O. Box 260 Providencials Turks and Caicos Islands British West Indies	1,907,334	1.1%

Cranshire Capital, L.P. (11) 3100 Dundee Road, Suite 703 Northbrook, Illinois 60062	10,683,089	5.6%
_______________________
* Less than 1%.

(1)	Includes 1,000 shares purchased on August 5, 2005.
(2)
Includes 70,000 shares, 70,000 shares issuable upon stock options granted on October 26, 2004, 100,000 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan, 35,714 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan received in lieu of cash compensation and 150,000 shares of restricted stock awarded on May 30, 2006 under the 2006 Plan.

(3)
Includes 53,469 shares held by Dr. Bernstein, 100,000 shares issuable upon exercise of stock options approved by the Board of Directors on April 5, 2005 with an effective date of December 13, 2004 under the 2001 Plan and pursuant to Dr. Bernstein's employment agreement with Generex. Also includes the following granted pursuant to the terms of Dr. Bernstein’s employment agreement with Generex: 50,000 shares issuable upon exercise of a warrant issued on April 18, 2006, 50,000 shares issuable upon exercise of a warrant issued on March 5, 2007, and 50,000 shares issuable upon exercise of warrant issued on March 10, 2008.

(4)
Includes 210,018 shares, 250,000 shares issuable upon the exercise of stock options granted on April 5, 2005 with an effective date of December 13, 2004, 470,726 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan and 175,000 shares of restricted stock granted in August 2007 under 2006 Stock Plan, which shares were vested as of August 17, 2008.

(5)
Includes 16,127 shares held by Ms. Gluskin, 953,667 shares owned of record by GHI, Inc. that are beneficially owned by Ms. Gluskin, 250,000 shares issuable upon exercise of stock options granted on April 5, 2005 with an effective date of December 13, 2004 under the 2001 Plan, 1,120,704 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan, 150,000 shares of restricted stock granted in August 2007 under 2006 Stock Plan, which shares were vested as of August 17, 2008, and 25,000 shares issuable upon the exercise of options granted on May 27, 2008 under the 2006 Stock Plan that vested on the date of grant.

(6)
Includes 219,726  shares held by Ms. Perri, 953,667 shares owned of record by GHI, Inc. that are beneficially owned by Ms. Perri, 250,000 shares issuable upon exercise of stock options granted on April 5, 2005 with an effective date of December 13, 2004 under 2001 Plan, 576,752 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan, 131,250 shares of restricted stock granted in August 2007 under 2006 Stock Plan that were vested as of August 17, 2008, and 62,500 shares issuable upon the exercise of options granted on May 27, 2008 under the 2006 Stock Plan that vested on the date of grant.. Also includes the shares that are owned by the estate of Mr. Mark Perri, of which Ms. Perri is executor and beneficiary, but is not considered to beneficially own for some purposes: 45,914 shares previously owned of record by Mr. Mark Perri; 1,100,000 shares owned of record by EBI, Inc. (of which Mr. Mark Perri was beneficial owner); 305,332 shares held of record by brokerage accounts. Also includes 341,496 shares owned of record by EBI, Inc., which Ms. Perri may be deemed to beneficially own because of the power to vote the shares but which are beneficially owned by other stockholders because they are entitled to the economic benefits of the shares. Ms. Perri is also deemed to beneficially own an additional 953,667 shares owned of record by GHI, Inc. by holding the right to vote such shares. These shares are also beneficially owned by Ms. Gluskin.

(7)
Includes 70,000 shares issuable upon exercise of stock options granted on October 26, 2004, 100,000 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan, 35,714 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan received in lieu of cash compensation, and 150,000 shares of restricted stock awarded on May 30, 2006 under the 2006 Plan. Also includes 100,000 shares acquired in February and March 2006.

(8)
Ms. Masterson received an award of 100,000 shares of restricted common stock on August 17, 2007 in consideration of her election to Generex’s Board of Directors on May 29, 2007. These shares were issued pursuant to the 2006 Plan and were fully vested on the date of grant. Also, includes 2,700 purchased on March 11, 2008.

(9)
All of these shares were previously beneficially owned by Mr. Mark Perri but are now deemed to be beneficially owned by Ms. Perri because she has the sole power to vote the shares. With respect to 1,100,000 of the shares owned of record by EBI, Inc., Ms. Perri also has investment power and otherwise is entitled to the economic benefits of ownership.

(10)
Ms. Gluskin and Ms. Perri each own beneficially 953,667 of the shares owned of record by GHI, Inc. by reason of their ownership of investment power and other economic benefits associated with such shares. The shares beneficially owned by Ms. Gluskin also are deemed to be beneficially owned by Ms. Perri because she has the sole power to vote the shares.

(11)
Downsview Capital, Inc. (“Downsview”) is the general partner of Cranshire Capital, L.P. (“Cranshire”) and consequently has voting control and investment discretion over securities held by Cranshire.  Mitchell P.  Kopin (“Mr. Kopin”), President of Downsview, has voting control over Downsview. As a result of the foregoing, each of Mr. Kopin and Downsview may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of any shares of common stock of the registrant deemed to be beneficially owned by Cranshire.  As of the close of business on May 29, 2009, includes (i) 182,444 shares of common stock, (ii) 170,068 shares of common stock issuable upon exercise of a warrant (the “Warrant”), (iii) 1,273,058 shares of common stock issuable upon exercise of a Series A Warrant (the “Series A Warrant”), (iv) 1,826,115 shares of common stock issuable upon exercise of a Series A-1 Warrant (the “Series A-1 Warrant”), (v) 4,132,231 shares of common stock issuable upon exercise of a Series B Warrant (the “Series B Warrant”) and (vi) 3,099,173 shares of common stock issuable upon exercise of a Series C Warrant (the “Series C Warrant” and collectively with the Warrant, the Series A Warrant, the Series A-1 Warrant and the Series B Warrant, the “Warrants”), in each case, held by Cranshire, and all such shares of common stock in the aggregate represent beneficial ownership of approximately 5.6% of the shares of common stock of the registrant, based on (1) 179,400,384 shares of common stock issued and outstanding on May 21, 2009, plus (2) 10,500,645 shares of common stock issuable upon exercise of the Warrants held by Cranshire.  The foregoing excludes an aggregate of 3,674,363 shares of common stock issuable upon exercise of other warrants held by Cranshire because each of such warrants contain a “blocker provision” under which the holder thereof does not have the right to exercise such warrants to the extent that such exercise would result in beneficial ownership by the holder thereof, together with its affiliates, of more than 4.99% or 4.999% (as the case may be) of the common stock outstanding. Without such “blocker provisions,” each of Downsview, Cranshire and Mr. Kopin would be deemed to beneficially own 14,357,452 shares of common stock of the registrant.

Equity Compensation Plan Information

The following table sets forth information as of July 31, 2008 regarding all of our existing compensation plans and individual compensation arrangements pursuant to which equity securities are authorized for issuance to employees, non-employee directors or non-employees (such as directors, consultants and advisors) in exchange for consideration in the form of services:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders
2000 Stock Option Plan	0		$0	2,000,000
2001 Stock Option Plan	6,071,638		$0.65	3,741,990
2006 Stock Plan	175,000		0.96	7,468,010	(1)
Total	6,246,638		$0.66	13,210,000

Equity compensation plans not approved by security holders	150,000	(2)	1.77	0
Total	6,396,638		$0.69	13,210,000

(1)	Such shares are available for future issuance under the 2006 Stock Plan as options or restricted stock.
(2)
Pursuant to his employment agreement with us, Dr. Gerald Bernstein, our Vice President Medical Affairs, is entitled to receive options to purchase 50,000 shares of common stock for each year of employment. In lieu of options to purchase shares of common stock for the 2006, 2007 and 2008 contract years of Dr. Bernstein’s employment, Dr. Bernstein agreed to accept warrants to purchase 50,000 shares of common stock. See Item 11 - Executive Compensation - Employment Agreements and Potential Payments Upon Termination or Change-In-Control above for information concerning the terms of Dr. Bernstein’s employment agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that Generex's directors and executive officers, and any persons who own more than ten percent (10%) of Generex's common stock, file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Generex. Such persons are required by SEC regulations to furnish Generex with copies of all such reports that they file.  To the knowledge of Generex, based upon its review of these reports, all Section 16 reports required to be filed by its directors and executive officers during the fiscal year ended July 31, 2008 were filed on a timely basis. In the first quarter of fiscal 2008, an executive officer inadvertently made a trade prior to the expiration of the six-month short-swing period, immediately sought to reverse the trade and did so at a loss. Therefore, because the reversal was made at a loss, Generex took the position that no filing was required.

OTHER INFORMATION

Annual Report

Copies of our Annual Report on Form 10-K for the fiscal year ended July 31, 2008 (without exhibits or documents incorporated by reference therein), are available without charge to stockholders upon written request to the Secretary of Generex at Generex Biotechnology Corporation, 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2, by calling 305-918-7000 or via the Internet at www.generex.com.

Stockholders are referred to the report for financial and other information about Generex, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

Stockholder Proposals for the Next Annual Meeting

Any proposals of stockholders intended to be presented at the 2010 annual meeting of stockholders must be received by Generex at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2, no later than February 19, 2010 in order to be included in the proxy materials and form of proxy relating to such meeting.  It is suggested that stockholders submit any proposals by an internationally recognized overnight delivery service to the Secretary of Generex at its principal executive offices located at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2.  Such proposal must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for such meeting.  The annual meeting for the fiscal year ended July 31, 2009 is tentatively scheduled to take place in May 2010.

For business to be properly brought before the 2010 annual meeting by a stockholder in a form other than a stockholder proposal requested to be included in Generex’s proxy materials, any stockholder who wishes to bring such business before the annual meeting of stockholders must give notice of such business in writing to the Secretary of Generex not less than 60 nor more than 90 days prior to the annual meeting.  In the event that less than 70 days notice or prior disclosure of the date of the meeting is given or made to stockholders, notice of such business to be timely must be received by the Secretary of Generex not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder's notice of such business must provide information about the stockholder proposing such business and the nature the business, as required by Generex's bylaws. A copy of these bylaw requirements will be provided upon request in writing to Mark Fletcher, Executive Vice President and General Counsel, at the principal offices of Generex.

If there should be any change in the foregoing submission deadlines, Generex intends to publicly disseminate information concerning the change.

Appendix A

FORM OF CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
GENEREX BIOTECHNOLOGY CORPORATION

Generex Biotechnology Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”),

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Generex Biotechnology Corporation (the “Corporation”), by unanimous written consent filed with the minutes of the Board of Directors, duly adopted a resolution to amend the Restated Certificate of Incorporation of the Corporation (the “Certificate”) and directed that said amendment be submitted to the stockholders of the Corporation for consideration. The resolution proposed that the Certificate be amended to increase the number of shares of common stock that the Corporation is authorized to issue from 500,000,000 to 750,000,000 shares.

SECOND: That thereafter, the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon approved the amendment at the annual meeting of the Corporation’s stockholders.

THIRD: That Article FOURTH of the Corporation’s Certificate shall be deleted in its entirety and the following new Article FOURTH shall be inserted in its place:

“FOURTH: The aggregate number of shares of all classes of stock that this Corporation shall have the authority to issue is 751,000,000 shares, consisting of (a) 750,000,000 shares of common stock, par value $.001 per share, and (b) 1,000,000 shares of preferred stock, par value $.001 per share.  The preferred stock may be issued in one or more series and may have preferences as to dividends and to liquidation of the Corporation.  The Board of Directors of the Corporation shall establish the specific rights, preferences, voting privileges and restrictions of such preferred stock or any series thereof.”

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, Generex Biotechnology Corporation has caused this certificate to be signed by Anna E. Gluskin, its Chief Executive Officer, this      day of                     , 2009.

GENEREX BIOTECHNOLOGY CORPORATION

By:
Anna E. Gluskin Chief Executive Officer

A-1

Appendix B

AMENDED AND RESTATED GENEREX BIOTECHNOLOGY CORPORATION
2006 STOCK PLAN

The purpose of the Amended and Restated Generex Biotechnology Corporation 2006 Stock Plan (the “Plan”) is to provide (i) designated employees of Generex Biotechnology Corporation (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options and restricted stock.  The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

1.     Administration

(a)       Board or Committee.  The Plan shall be administered and interpreted by the Board or by a committee which may consist of two or more persons who are “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act.  However, the Board may ratify or approve any grants as it deems appropriate.  References in the Plan to the “Board” shall be deemed to refer to the committee.

(b)       Board Authority.  The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant and (v) deal with any other matters arising under the Plan.

(c)       Delegation.  The Board may delegate certain of its duties to one or more of its members or to one or more agents as it may deem advisable.  The Board may employ attorneys, agents, consultants, accountants or other persons, and shall be entitled to rely upon the advice, opinions or valuations of such persons.

(d)       Board Determinations.  The Board shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Board’s interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.  All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.     Grants

Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”) and restricted stock as described in Section 6 (“Restricted Stock”) (hereinafter collectively referred to as “Grants”).  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”).  The Board shall approve the form and provisions of each Grant Instrument.  Grants under a particular Section of the Plan need not be uniform as among the grantees.

3.     Shares Subject to the Plan

(a)       Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of common stock, par value $0.001 per share, of the Company (“Company Stock”) that may be issued or transferred under the Plan or upon which awards under the Plan may be granted is thirty million (30,000,000) shares, all of which may be issued pursuant to Incentive Stock Options.  The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan.  If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan, unless otherwise provided by the Board.

(b)       Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  Any adjustments determined by the Board shall be final, binding and conclusive.

4.     Eligibility for Participation

(a)       Eligible Persons.  All employees of the Company and its subsidiaries (“Employees”) and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan.  Consultants and advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)       Selection of Grantees.  The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines.  Employees, Non-Employee Directors and Key Advisors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

5.     Granting of Options

(a)       Type of Option and Price.

   (i)        The Board may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to Employees of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code).  Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.  Unless otherwise provided in the Grant Instrument, any Option granted under this Plan to an Employee is intended to be an Incentive Stock Option; provided, however, that if the Plan is not approved by the Company’s stockholders within 12 months of the Plan’s effective date, all Options granted under the Plan will be Nonqualified Stock Options.

   (ii)        The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board and must not be less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

    (iii)        The Fair Market Value per share of the Company Stock shall be determined as follows:  (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the closing price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Board determines.  If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

(b)       Option Term.  The Board shall determine the term of each Option.  The term of any Option shall not exceed ten years from the date of grant, which date of grant is determined by the Board.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(c)       Exercisability of Options.  Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Board and specified in the Grant Instrument.  Unless a different vesting schedule is specified by the Board in a Grant Instrument, Options granted under this Plan shall vest in one-quarter increments over 4 years beginning with the first annual anniversary of the date of grant.  The Board may accelerate, and may provide in the Grant Instrument for the acceleration of, the exercisability of any or all outstanding Options at any time for any reason.

(d)       Reload Options.  In the event that shares of Company Stock are used to exercise an Option, the terms of such Option may provide for a Grant of additional Options, or the Board may grant additional Options, to purchase a number of shares of Company Stock equal to the number of whole shares used to exercise the Option and the number of whole shares, if any, withheld in payment of any taxes.  Such Options shall be granted with an Exercise Price equal to the Fair Market Value of the Company Stock on the date of grant of such additional Options, or at such other Exercise Price as the Board may establish, for a term not longer than the unexpired term of the exercised Option and on such other terms as the Board shall determine.

(e)       Dividend Equivalents.  The Board may not grant dividend equivalents in connection with Options granted under the Plan.

(f)       Limit on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by an Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

(g)       Termination of Employment, Disability or Death.

    (i)        Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board.  In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than (A) termination by the Company without Cause (as defined below), (B) termination of employment or service by the Grantee after at least 90 days advance written notice by the Grantee of the effective date of such termination, (C) Disability (as defined below) or (D) death, any Option held by the Grantee shall terminate immediately (unless the Board specifies otherwise).  In addition, notwithstanding any other provision of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

    (ii)        In the event that a Grantee ceases to be employed by, or provide service to, the Company as a result of a termination without Cause by the Company, or if the Grantee provides the Company with at least 90 days advance written notice of the effective date of such termination of employment or service with the Company, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

    (iii)       In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

   (iv)        If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(g)(ii) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

   (v)         For purposes of this Section 5(g) and Section 6:

 (A)           The term “Company” shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Board.

 (B)           “Employed by, or provide service to, the Company” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Board determines otherwise.

 (C)           “Disability” shall mean a Grantee’s becoming disabled under the Company’s long-term disability plan, or, if the Grantee is not covered under such plan or no such plan is maintained, and in the case of an Incentive Stock Option, “Disability” shall mean a Grantee’s becoming disabled within the meaning of Section 22(e)(3) of the Code.

 (D)           “Cause” shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, (iv) has breached any written confidentiality, non-competition or non-solicitation agreement between the Grantee and the Company or (v) has engaged in such other behavior detrimental to the interests of the Company as the Board determines.

    (vi)       Notwithstanding anything set forth above, the Board may provide that an Option granted to a Key Advisor shall not terminate or otherwise be affected by any termination of service by the Key Advisor.

(h)       Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.  Along with the notice of exercise, the Grantee shall pay the Exercise Price in respect of the exercise of an Option as specified by the Board (i) in cash, (ii) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) valued at Fair Market Value on the date of exercise, (iii) with the approval of the Board, by surrender of outstanding awards under the Plan or (iv) by such other method as the Board may approve.  Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.  The Grantee shall pay the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

6.     Restricted Stock

The Board may grant Restricted Stock to an Employee, Non-Employee Director or Key Advisor, upon such terms as the Board deems appropriate.  The following provisions are applicable to Restricted Stock:

(a)       General Requirements.  Shares of Company Stock issued or transferred pursuant to a Grant of Restricted Stock may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board.  The Board may, but shall not be required to, establish conditions under which restrictions on Restricted Stock shall lapse over a period of time or according to such other criteria as the Board deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals.  The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)       Requirement of Employment or Service.  If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(g)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company.  The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(c)       Restrictions on Transfer and Legend on Stock Certificate.  During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 8(a).  A stock certificate representing the shares of Restricted Stock shall be registered in the Grantee’s name but shall be held in the custody of the Company for the Grantee’s account.

(d)       Right to Vote and to Receive Dividends.  Unless the Board determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares.

(e)       Lapse of Restrictions.  All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board.  The Board may determine, as to any or all Restricted Stock, that the restrictions shall lapse without regard to any Restriction Period.

7.     Withholding of Taxes

(a)       Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Company shall have the right to deduct from all Grants paid in cash, or from other amounts paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants.  The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)       Election to Withhold Shares.  If the Board so permits, a Grantee may elect, in the form and manner prescribed by the Board, to satisfy the Company’s income tax withholding obligation with respect to Options or Restricted Stock paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

8.     Transferability of Grants

(a)       Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime.  A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Board, pursuant to a domestic relations order or otherwise as permitted by the Board.  When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights.  A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)       Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Board may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

9.     Change of Control of the Company

As used herein, a “Change of Control” shall be deemed to have occurred if:

(a)       Unless the Board approves such acquisition, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, in a single transaction, of securities of the Company representing more than 50 percent of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50 percent of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

(b)       Unless the Board approves such acquisition, if in any series of acquisitions any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 2/3 of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 2/3 of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

(c)       The consummation of (i) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50 percent of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) a sale or other disposition of all or substantially all of the assets of the Company or (iii) a liquidation or dissolution of the Company.

10.   Consequences of a Change of Control

(a)       Notice and Acceleration.  30 days prior to a Change of Control, unless the Board determines otherwise, (i) all outstanding Options shall become exercisable in full and (ii) the restrictions and conditions on all outstanding Restricted Stock shall lapse.  Notwithstanding the foregoing, the Board may provide in one or more particular Grant Instruments for accelerated vesting in connection with a Change in Control without any Board discretion to determine otherwise.  The Board shall provide notice to Grantees of the Change of Control as soon as practicable prior to the Change of Control.

(b)       Assumption of Grants.  Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

(c)       Other Alternatives.  Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Board may take one or both of the following actions with respect to any or all outstanding Options:  (i) the Board may require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options; or (ii) the Board may, after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Board deems appropriate.  Such surrender or termination or settlement shall take place as of the date of the Change of Control or such other date as the Board may specify.

(d)       Limitations.  Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Board shall not have the right to take any actions described in the Plan (including without limitation actions described in subsection (c) above) that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right or action, the Change of Control would qualify for such treatments and the Company intends to use such treatments with respect to the Change of Control.

11.   Requirements for Issuance or Transfer of Shares

(a)       Stockholder’s Agreement.  The Board may require that a Grantee execute a stockholder’s agreement, with such terms as the Board deems appropriate, with respect to any Company Stock issued or distributed before a Public Offering pursuant to this Plan.

(b)       Limitations on Issuance or Transfer of Shares.  No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board.  The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(c)       Lock-Up Period.  If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), a Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwritten offering (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”).  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

12.   Cancellation and Rescission of Options and Restricted Stock

(a)       Unless the Grant Instrument specifies otherwise, the Board may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired or unpaid Options or Restricted Stock (for purposes of this Section 12, an “Award”) at any time if the Grantee is not in compliance with all applicable provisions of the Grant Instrument and the Plan, or if the Grantee engages in any “Detrimental Activity.”  For purposes of this Section 12, “Detrimental Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, in violation of the Company’s applicable agreement with the Grantee or of the Company’s applicable policy regarding confidential information and intellectual property; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company’s applicable agreement with the Grantee or to the Company’s applicable policy regarding confidential information and intellectual property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Grantee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company, or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent in the United States and where appropriate in other countries; (iv) activity that results in termination of the Grantee’s employment for cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including (but not limited to) the Company’s business conduct guidelines; (vi) any attempt (directly or indirectly) to induce any employee of the Company to be employed or perform services elsewhere or any attempt (directly or indirectly) to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Grantee’s being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

(b)       Upon exercise, payment or delivery pursuant to an Award, the Grantee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan.  In the event a Grantee fails to comply with the provisions of paragraphs (a)(i)-(viii) of this Section 12 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter.  In the event of any such rescission, the Grantee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Grantee by the Company.

(c)       The Board, in its sole discretion, may grant to a Grantee, in exchange for the surrender and cancellation of an award previously granted to the Grantee, a new award in the same or different form and containing such terms, including without limitation a price that is higher or lower than any price provided in the award so surrendered or cancelled.

13.   Amendment and Termination of the Plan

(a)       Amendment.  The Board may amend the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.

(b)       Termination of Plan.  No Incentive Stock Option may be granted more than ten years from the Plan’s effective date.  The Plan may be terminated by the Board at any time.

(c)       Termination and Amendment of Outstanding Grants.  A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts pursuant to Section 19(b).  The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Grant.  Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended by agreement of the Company and the Grantee consistent with the Plan.

(d)       Governing Document.  The Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

14.   Funding of the Plan

This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.  In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

15.   Rights of Participants

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

16.   No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant.  The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17.   Headings

Section headings are for reference only.  In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

18.   Effective Date of the Plan

The Plan shall be effective on April 1, 2006.

19.   Miscellaneous

(a)       Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.  Without limiting the foregoing, the Board may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock awards grant made by such corporation.  The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives.  The Board shall prescribe the provisions of the substitute grants.

(b)       Compliance with Law.  The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of Section 162(m) of the Code and Section 422 of the Code.  To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) or 422 of the Code which shall have been incorporated in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) or 422 of the Code, that Plan provision shall cease to apply.  The Board may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.  The Board may also adopt rules regarding the withholding of taxes on payments to Grantees.  The Board may, in its sole discretion, agree to limit its authority under this Section.

(c)       Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

(d)       Other Restrictions.  Notwithstanding any other provision of this Plan, Company Stock issued or distributed pursuant to this Plan may be subject to other restrictions described in the Company’s by-laws.

VOTE BY INTERNET - www.proxyvote.com
GENEREX BIOTECHNOLOGY CORPORATION 33 HARBOUR SQUARE
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SUITE 202
TORONTO, ONTARIO M5J 2G2	ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Generex Biotechnology Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Generex Biotechnology Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M15668-P83017	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GENEREX BIOTECHNOLOGY CORPORATION	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3, 4 AND 5.
	m	m	m
Vote on Directors
1. ELECTION OF DIRECTORS
Nominees: 01) John P. Barratt 02) Brian T. McGee 03) Anna E. Gluskin 04) Nola E. Masterson 05) Rose C. Perri
					For	Against	Abstain
Vote on Proposals
2. Proposal to approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 500,000,000 to 750,000,000.					m	m	m

3. Proposal to approve an amendment to the Generex Biotechnology Corporation 2006 Stock Plan and to approve the 2006 Stock Plan, as amended.					m	m	m

4.     Proposal to approve the potential issuance and sale of equity securities below market price in excess of shares permitted to be issued without prior stockholder approval under NASDAQ Listing Rule 5635(d)(2).
					m	m	m

5. Proposal to ratify the appointment of MSCM LLP as independent public accountants for the fiscal year ending July 31, 2009.

6. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.					m	m	m

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR Items 1, 2, 3, 4 and 5. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement  and Annual Report are available at www.proxyvote.com.

M15669-P83017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
July 30, 2009

The stockholder(s) hereby appoint(s) Anna E. Gluskin, Rose C. Perri and Mark Fletcher, or one of them, as proxies, each with the power to appoint his/her substitute(s), and hereby authorize(s) them to represent  and to vote, as designated  on the reverse side of this ballot, all of the shares of Common Stock of Generex Biotechnology Corporation  that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time), on Thursday,  July 30, 2009, at the Terrence Donnelly Centre for Cellular and Biomolecular Research, University of Toronto, 160 College Street, Toronto, Ontario, Canada M5S 3E1, and any adjournment  or postponement   thereof.

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S).    IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED  REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE